As filed with the Securities and Exchange Commission on April 30, 1999.
    -----------------------------------------------------------------------

                                                            File No. 333-25057

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 2

        TO THE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

               NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                             (Exact Name of Trust)

                       NORTHBROOK LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               3100 SANDERS ROAD
                             NORTHBROOK, IL 60062
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                           MICHAEL J. VELOTTA, ESQ.
                       NORTHBROOK LIFE INSURANCE COMPANY
                               3100 SANDERS ROAD
                             NORTHBROOK, IL 60062
               (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)


                                  COPIES TO:
    RICHARD T. CHOI, ESQUIRE                 CHRISTINE A. EDWARDS, ESQ.
 FREEDMAN, LEVY, KROLL & SIMONDS             DEAN WITTER REYNOLDS INC.
  1050 CONNECTICUT AVENUE, N.W.               TWO WORLD TRADE CENTER
          SUITE 825                                 74th FLOOR
   WASHINGTON, D.C. 20036-5366               NEW YORK, NEW YORK, 10048

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 1999 pursuant to paragraph (b) of Rule 485
/ / days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(i) of Rule 485

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ /This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Securities being offered - interests in Northbrook Life Variable Life Separate Account A of Northbrook Life Insurance Company under modified single premium variable life insurance contracts.

Approximate date of proposed public offering: continuous.

                    MORGAN STANLEY DEAN WITTER VARIABLE LIFE


Northbrook Life Insurance Company                 Prospectus Dated May 1, 1999
3100 Sanders Road
Northbrook, Illinois  60062
Telephone Number:  (800) 654-2397

This prospectus describes the "Morgan Stanley Dean Witter Variable Life," a modified single premium variable life insurance contract ("Contract") offered by Northbrook Life Insurance Company ("we", or the "Company") for prospective insured persons age 0-85. The Contract lets you, as the Contract Owner, pay a significant single premium and, subject to restrictions, additional premiums.

The Contracts are modified endowment contracts for federal income tax purposes, except in certain cases described under "Federal Tax Matters," page __. You will be taxed on any loan, distribution or other amount you receive from a Modified Endowment Contract during the life of the Insured to the extent of any accumulated income in the Contract. Any amounts that are taxable withdrawals will be subject to a 10% penalty, with certain exceptions.

The minimum initial premium the Company will accept is $10,000. We allocate premiums to Northbrook Life Variable Life Separate Account A ("Variable Account"). The Variable Account invests exclusively in shares of the following mutual funds ("Funds"):

          Morgan Stanley Dean Witter Variable Investment Series
          Morgan Stanley Dean Witter Universal Funds, Inc.
          Van Kampen Life Investment Trust

The Funds have, in the aggregate, twenty-one different investment portfolios (Portfolios) among which you can choose to allocate your premiums. Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios.

There is no guaranteed minimum Account Value for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Portfolios to which you have allocated premiums. You will bear the investment risk for all amounts so allocated. The Contract continues in effect so long as Cash Surrender Value is sufficient to pay its monthly charges ("Monthly Deduction Amount").

The Contracts provide for an Initial Death Benefit shown on the Contract Data page. The death benefit ("Death Benefit") payable under a Contract may be greater than the Initial Death Benefit. However, so long as the Contract continues in effect and if no withdrawals or loans are made, the Death Benefit will never be less than the Initial Death Benefit. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the Portfolios to which you have allocated premiums. At the death of the Insured, we will pay a Death Benefit to the beneficiary.

It may not be to your advantage to purchase Variable Life Insurance either as a replacement for your current life insurance or if you already own a Variable Life Insurance Contract.

The Securities and Exchange Commission has not approved or disapproved the securities described in this Prospectus, nor has it passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a federal crime.

Investment in the Contracts involves investment risks, including possible loss of principal.

The Contracts are not FDIC insured.

TABLE OF CONTENTS
 -----------------------------------------------------------------------------
Page

Special Terms
Summary
The Company
The Variable Account
      General
      Funds
The Contract
      Application for a Contract
      Premiums
      Allocation of Premiums
      Accumulation Unit Values
Deductions and Charges
      Monthly Deductions
         Cost of Insurance Charge
         Tax Expense Charge
         Administrative Expense Charge
      Other Deductions
         Mortality and Expense Risk Charge
         Annual Maintenance Fee
         Taxes Charged Against the Variable Account
         Charges Against the Funds
         Withdrawal Charge
         Confinement Waiver Benefit
         Due and Unpaid Premium Tax Charge
Contract Benefits and Rights
      Death Benefit
      Accelerated Death Benefit
      Account Value
      Transfer of Account Value
      Dollar Cost Averaging
      Automatic Protfolio Rebalancing Program
Access to Your Money
      Contract Loans
      Amount Payable on Surrender of the Contract
      Partial Withdrawals
      Payment Options
      Maturity
      Lapse and Reinstatement
      Cancellation and Exchange Rights
      Suspension of Valuation, Payments and Transfers
      Last Survivor Contracts
Other Matters
      Voting Rights
      Statements to Contract Owners
      Limit on Right to Contest
      Misstatement as to Age and Sex
      Beneficiary
      Assignment
      Dividends
      Distribution of the Contracts
      Safekeeping of the Variable Account's Assets
Federal Tax Matters
      Introduction
      Taxation of the Company and the Variable Account
      Taxation of Contract Benefits
      Modified Endowment Contracts
      Diversification Requirements
      Ownership Treatment
      Policy Loan Interest
Additional Information About the Company
      Executive Officers and Directors of the Company
      Year 2000
      Legal Proceedings
      Legal Matters
      Registration Statement
      Experts
      Financial Information
Financial Statements

SPECIAL TERMS
 -----------------------------------------------------------------------------

As used in this prospectus, the following terms have the indicated meanings:

Account   Value--The   aggregate  value  under  a  Contract  of  the  Variable
Sub-Accounts and the Loan Account.

Accumulated Income--The Account Value less premiums paid (assuming no loans have been made.)

Accumulation Unit--An accounting unit of measure used to calculate the value of a Variable Sub-Account.

Age--The Insured's age at the Insured's last birthday.

Cash Value--The Account Value less any (1) applicable  withdrawal charges, and
(2) due and unpaid premium tax charges.

Cash Surrender Value--The Cash Value less all Indebtedness and the annual maintenance fee, if applicable.

Code--The Internal Revenue Code of 1986, as amended.

Contract Anniversary--The same day and month as the Contract Date for each subsequent year the Contract remains in force.

Contract Date--The date on or as of which coverage under a Contract becomes effective and the date from which Contract Anniversaries, Contract Years and Contract months are determined.

Contract Owner--The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

Contract Years--Annual periods computed from the Contract Date.

Death Benefit--The greater of (1) the Specified Amount or (2) the Account Value on the date of death multiplied by the death benefit ratio as specified in the Contract.

Free Withdrawal Amount--The amount of a surrender or partial withdrawal that is not subject to a withdrawal charge. This amount in any Contract Year is 15% of total premiums paid.

Initial Death Benefit--The Initial Death Benefit under a Contract is shown on the Contract data page.

Fund--(1) The Morgan Stanley Dean Witter Variable Investment Series, (2) Morgan Stanley Dean Witter Universal Funds, Inc., or (3) Van Kampen Life Investment Trust.

Indebtedness--All Contract loans, if any, and accrued loan interest.

Insured--The person whose life is insured under a Contract.

Loan Account--An account in the Company's general account, established for any amounts transferred from the Variable Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest that is not based on the investment experience of the Variable Account.

Monthly Activity Date--The day of each month on which the Monthly Deduction Amount is deducted from the Account Value of the Contract. Monthly Activity Dates occur on the same day of the month as the Contract Date. If there is no date equal to the Monthly Activity Date in a particular month, the Monthly Activity Date will be the last day of that month.

Monthly Deduction Amount--A deduction on each Monthly Activity Date for the cost of insurance charge, a tax expense charge and an administrative expense charge.

Specified Amount--The minimum Death Benefit under a Contract, equal to the Initial Death Benefit on the Contract Date. Thereafter it may change in accordance with the terms of the partial withdrawal and the subsequent premium provisions of the Contract.

Valuation Day--Every day the New York Stock Exchange is open for trading. The value of the Variable Account is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

Valuation Period--The period between the close of regular trading on the New York Stock Exchange on successive Valuation Days.

Variable Account--Northbrook Life Variable Life Separate Account A, an account established by the Company to separate the assets funding the Contracts from other assets of the Company.

Variable Sub-Account--The subdivisions of the Variable Account used to allocate a Contract Owner's Account Value, less Indebtedness, among the Portfolios of the Funds.

 SUMMARY
 ------------------------------------------------------------------------------

THE CONTRACT

The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will increase or decrease based on the investment experience of the investment Portfolios of the Funds to which you have allocated premiums. Similarly, the Death Benefit may increase or decrease under some circumstances. However, so long as the Contract remains in effect, the Death Benefit it will not decrease below the Initial Death Benefit if you make no withdrawals or loans. We credit each Contract with units ("Accumulation Units") to calculate cash values. You may transfer the Account Value among the Variable Account's underlying investment Portfolios.

We can issue the Contracts on either a single life or a "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Access to Your Money--Last Survivor Contracts," page __.

In some states, the Contracts may be issued in the form of a group Contract. In those states, we will issue a certificate evidencing a your rights under the group Contract. The terms "Contract" and "Contract Owner", as used in this Prospectus, refer to and include such a certificate and certificate owner, respectively.

THE VARIABLE ACCOUNT AND THE FUNDS

The Variable Account funds the variable life insurance Contracts offered by this prospectus. The Variable Account is a unit investment trust registered as such with the Securities and Exchange Commission, or "SEC", under the Investment Company Act of 1940 ("1940 Act"). It consists of multiple sub-accounts ("Variable Sub-Accounts"), each investing in a corresponding Portfolio of one of the Funds. The assets of each Portfolio are accounted for separately from the other Portfolios.

Applicants should read the prospectuses for the Funds in connection with the purchase of a Contract. We have briefly summarized the investment objectives of the Portfolios below under "The Variable Account--Funds," page __.

PREMIUMS

The Contract requires the Contract Owner to pay an initial premium of at least $10,000. You may make additional premium payments of at least $500 once in each Contract year, subject to certain additional conditions (see "The Contract--Premiums" at page __):

          only one payment is allowed in any Contract Year;

          the attained age of the Insured must be less than age 91; and

          absent submission of new evidence of insurability of the Insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of (1) $5,000 or (2) a percentage of the initial premium (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-90).

We reserve the right to obtain satisfactory evidence of insurability before accepting any additional premium payments requiring an increase in specified amount. We also reserve the right to reject an additional premium payment for any reason.

Additional premium payments may require an increase in the Specified Amount in order for the Contract to meet the definition of a life insurance contract under the Internal Revenue Code. Additional Premiums may also be paid at any time and in any amount necessary to avoid termination of the Contract.

DEATH BENEFIT

At the death of the Insured while the Contract is in force, we will pay the Death Benefit (less any Indebtedness and certain due and unpaid Monthly Deduction Amounts) to the beneficiary. The Death Benefit determined on the date of the Insured's death is the greater of (1) the Specified Amount, which is the then current value of the guaranteed death benefit under the Contract, or (2) the Account Value multiplied by the death benefit ratio set forth in the Contract. See "Contract Benefits and Rights--Death Benefit," page __.

ACCOUNT VALUE

The Account Value of the Contract will increase or decrease to reflect (1) the investment experience of the Fund Portfolios underlying the Variable Sub-Account to which Account Value is allocated; (2) interest credited to the Loan Account; and (3) deductions for the mortality and expense risk charge, the Monthly Deduction Amount, and the annual maintenance fee. There is no minimum guaranteed Account Value. You bear the risk of investment in the Variable Sub-Accounts. See "Contract Benefits and Rights Account Value," page
__.

CONTRACT LOANS

You may obtain one or both of two types of cash loans from the Company. Both types of loans are secured by your Contract. The maximum amount available for such loans is 90% of the Contract's Cash Value, less the sum of:

          the amount of all loans existing on the date of the loan request (including loan interest to the next Contract Anniversary):
          any annual maintenance fee due on or before the next Contract Anniversary, and any due and unpaid Monthly Deduction Amounts.

See "Access to Your Money--Contract Loans," page __.

LAPSE

Your Contract may terminate if its Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. We will give you written notice of the circumstance and a 61 day grace period during which additional amounts may be paid to continue the Contract. See "Access to Your Money--Contract Loans," page __ and "Lapse and Reinstatement," page __.

CANCELLATION AND EXCHANGE RIGHTS

You have a limited period of time in which you may return your Contract for cancellation after you purchase it. We call this period of time the "cancellation" period. The cancellation period (which varies by state) is specified in your Contract. If you choose to exercise this right, you must return the Contract by mail or hand delivery, to the Financial Advisor who sold you the Contract, within the cancellation period following delivery of the Contract to you. We will then return to you, within 7 days thereafter, the premiums paid for the Contract adjusted, if state law permits, to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation. In those states where the Company is required to return the premiums paid without such adjustment we reserve the right, if state law so permits, to allocate all premium payments made prior to the expiration of the cancellation period to the Money Market Variable Sub-Account of the Variable Account.

In addition, once the Contract is in effect, you may be able to exchange it during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. The Company reserves the right to make such a contract available that is offered by the Company's parent or by any affiliate of the Company. See "Access to Your Money--Cancellation and Exchange Rights," page __.

TAX CONSEQUENCES

Current federal tax law generally excludes all death benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account

Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Matters," page __.

PERSONALIZED ILLUSTRATIONS

We will furnish, upon request and at no charge, a personalized illustration of hypothetical performance under the contract based upon the proposed Insured's age, sex, and underwriting classification. Where applicable, we will also furnish upon request an illustration for a Contract that is not affected by the sex of the Insured. Those illustrations will be based, as appropriate, on the methodology and format of the hypothetical illustrations that we have included in the registration statement we filed with the SEC for the Contracts. See "Additional Information About the Company--Registration Statement," page __, for further information.

Fees and Expenses

We provide the following tables to help you understand the various fees and expenses that you will bear, directly or indirectly, as a Contract owner. The first table describes the Contract charges and deductions you will directly bear under the Contracts. The second table describes the fees and expenses of the Fund Portfolios you will indirectly bear when you invest in the Contracts. For further information, see "Deductions and Charges" on page ___ .

                        CONTRACT CHARGES AND DEDUCTIONS

Account Value Charges (deducted monthly and shown as an annualized percentage of Account Value):(1)


                                     Current(2)                                       Maximum
                                     ---------                                        -------
Cost of Insurance Charge.........    Single Life                                      Single Life
                                     -----------                                      -----------

                                     Standard:  0.65% (Contract Years 1-10);          Standard-Ranges from $0.06 per
                                                55% (Contract Years 11+)              1,000 of net amount at risk (younger
                                                                                      ages) up to $82.50 (age 99)

                                     Special:   1.00% (Contract Years 1-10);         Special-Ranges from $0.12 per
                                                0.90% (contract Years 11+)           $1,000 of net amount at risk Contract
                                                                                      Years up to $82.92 (age 99).

                                     Joint Life                                       Joint Life
                                     ----------                                       ----------

                                     Standard:  0.30% (Contract Years 1-10);          Standard-Ranges from $0.00015 per
                                                0.20% (Contract Years 11+)            $1,000 of net amount at risk (younger
                                                                                      ages) up to $61.995 per $1,000 of net
                                                                                      amount at risk (age 99)

                                     Special:   0.65% (Contract Years 1-10);       Special-Ranges from $0.00061 per
                                                0.55% (Contract Years 11+)         $1,000 of net amount at risk (younger
                                                                                   ages up to $78.71083 (age 99).




Administrative Expense Charge....................   0.25%
Tax Expense Charge...............................   0.40%(3)


Annual Separate Account Charges (deducted daily and shown as a percentage of average net assets):

     Mortality and Expense Risk Charge............. 0.90%
     Federal Income Tax Charge..................... Currently none(4)

Annual Maintenance Fee:..........................  $30(5)
Transfer Charges:................................  $25(6)


Maximum Withdrawal Charge:.......................  7.75% of initial premium withdrawn(7)
Due and Unpaid Premium Tax Charge:...............  2.25% of initial premium withdrawn(8)

     (1) Except for the maximum or "guaranteed" cost of insurance charge, which is expressed as a range of monthly costs per thousand dollars of net amount at risk. The net amount at risk is the difference between the Death Benefit and the Account Value. See "Deductions and Charges--Monthly Deductions--Cost of Insurance Charge," page ___.

     (2) The actual amount of insurance purchased will depend on the insured's age, sex (where permitted) and rate class. See "Deductions and Charges--Monthly Deductions--Cost of Insurance Charge," page __. The current cost of insurance charge under the Contracts will never exceed the guaranteed cost of insurance charge shown in your Contract.

     (3) This charge includes a premium tax deduction of 0.25%, and a federal tax deduction of 0.15%, of Account Value. We assess this charge only during the first 10 Contract Years. See "Deductions and Charges--Monthly Deductions--Tax Expense Charge," page ___.

     (4) We do not currently assess a charge for federal income taxes that may be attributable to the operations of the Variable Account, although we may do so in the future. See "Deductions and Charges--Other Deductions--Taxes Charged Against the Variable Account," page ___.

     (5) We waive this fee if total premiums paid are $40,000 or more.

     (6) We currently do not impose these charges on the first 12 transfers in any Contract Year. The Company reserves the right to assess a $25 charge for each transfer in excess of 12 in any Contract Year, excluding transfers due to dollar cost averaging.

     (7) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase, and it applies only to withdrawals in excess of the Free Withdrawal Amount. It does not apply to withdrawals of any additional payments paid under a Contract. The withdrawal charge declines to 0% over nine years. We impose it to cover a portion of the sales expense we incur in distributing the Contracts. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge," page __. We do not impose a withdrawal charge on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal.

     (8) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase, and it applies only to withdrawals in excess of the Free Withdrawal Amount. It does not apply to withdrawals of any additional payments paid under a Contract. The charge for due and unpaid premium tax declines to 0% over nine years, and it applies to full or partial withdrawals in excess of the Free Withdrawal Amount.

           PORTFOLIO ANNUAL EXPENSES (After Voluntary Reductions and
                 Reimbursements) (as a percentage of Portfolio
                         average daily net assets)(1)

                                                                                          Total
                                                                                         Portfolio
                                                   Management             Other            Annual
                                                     Fees                Expenses         Expenses
                                                   ----------            --------        ----------

Portfolio
---------

Morgan Stanley Dean Witter Variable
Investment Series(2)

Money Market                                         0.50%                 0.02%          0.52%
Quality Income Plus                                  0.50%                 0.02%          0.52%
Short-Term Bond                                      0.45%                 0.00%          0.45%
High Yield                                           0.50%                 0.03%          0.53%
Utilities                                            0.65%                 0.02%          0.67%
Income Builder                                       0.75%                 0.06%          0.81%
Dividend Growth                                      0.52%                 0.01%          0.53%
Aggressive Equity                                    0.75%                 0.00%          0.75%
Capital Growth                                       0.65%                 0.05%          0.70%
Global Dividend Growth                               0.75%                 0.09%          0.84%
European Growth                                      0.99%                 0.12%          1.11%
Pacific Growth                                       0.99%                 0.52%          1.51%
Equity(2)                                            0.50%                 0.02%          0.52%
S&P 500 Index(2)                                     0.00%                 0.00%          0.00%
Competitive Edge "Best Ideas"(2)                     0.00%                 0.00%          0.00%
Strategist                                           0.50%                 0.02%          0.62%

Morgan Stanley Dean Witter Universal Funds, Inc.(3)

Equity Growth                                        0.09%                 0.76%          0.88%
U.S. Real Estate                                     0.17%                 0.93%          1.10%
International Magnum                                 0.15%                 1.00%          1.15%
Emerging Markets Equity                              0.00%                 1.95%          1.95%

Van Kampen Life Investment Trust(4)

Emerging Growth                                      0.32%                 0.53%          0.85%


          (1)  Figures  shown are for the year ended  December 31, 1998.

          (2) After the close of business on March 19, 1999, the former Capital Appreciation Portfolio merged with and into the Equity Portfolio. Morgan Stanley Dean Witter Advisers, Inc. has
               undertaken to assume all expenses of the S&P 500 Index and Competitive Edge "Best Ideas" Portfolios (except for brokerage fees) and to waive the compensation provided for each of these Portfolios in its management agreement with the Fund until such time as the pertinent Portfolio has $50 million of net assets or until six months from the date of the Portfolio's commencement of operations, whichever occurs first. Thereafter, the investment manager has agreed to assume all expenses of the S&P 500 Index Portfolio (except for brokerage fees) and to waive the compensation provided in its management agreement with the Fund to the extent that such expenses and compensation on an annualized basis exceed .50% of the daily net assets of the S&P 500 Index Portfolio. Absent such reductions, the management fees, other expenses, and total annual expenses would have been as follows:


S&P 500 Index                                        0.40%                 0.19%          0.59%
Competitive Edge "Best Ideas"                        0.65%                 0.27%          0.92%


          (3) Morgan Stanley Dean Witter Investment Management, Inc. has voluntarily agreed to a reduction in its management fees and to reimburse the Portfolios for which it acts as investment adviser if such fees would cause "Total Fund Annual Expenses" to exceed the amount set forth in the table above. Absent such reductions, the management fees, other expenses, and total annual expenses would have been as follows:

Equity Growth                                        0.55%                 0.76%          1.31%
U.S. Real Estate                                     0.80%                 0.93%          1.73%
International Magnum                                 0.80%                 1.00%          1.80%
Emerging Markets Equity                              1.25%                 2.20%          3.45%


          (4) Van Kampen Asset Management, Inc. has voluntarily agreed to a reduction in its management fees and to reimburse the Emerging Growth Portfolio for which it acts as investment adviser if such fees would cause "Total Fund Annual Expenses" to exceed the amount set forth in the table above. Absent such reductions, the management fees, other expenses, and total annual expenses would have been 0.70%%, 0.53%, and 1.23%, respectively.

THE COMPANY

The Company is the issuer of the Contract. It is a stock life insurance company organized in 1998 under the laws of the State of Arizona. Previously, it was organized in 1978 under the laws of the State of Illinois. The Company is licensed to operate in the District of Columbia, all states (except New
York) and Puerto Rico. Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding
capital   stock   of   Allstate   is  owned   by  The   Allstate   Corporation
("Corporation").

THE VARIABLE ACCOUNT

GENERAL

The Variable Account is a separate account of the Company established on January 15, 1996 pursuant to the insurance laws of the State of Illinois. The Variable Account is organized as a unit investment trust and registered as such with the SEC under the 1940 Act. The Variable Account meets the definition of "separate account" under federal securities law. Under Illinois law, we hold the assets of the Variable Account exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

FUNDS

You may allocate your purchase payments to up to 21 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.

 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Investment Adviser:
Portfolio:                              Each Portfolio Seeks:

-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Variable Investment Series
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                  High current income, preservation of capital, and liquidity
Quality Income Plus Portfolio           High current income and, as a secondary objective, capital appreciation when consistent with its primary objective
Short-Term Bond Portfolio               High current income consistent with preservation of capital
High Yield Portfolio                    High current income and, as a secondary objective, capital appreciation when consistent with its primary objective
Utilities Portfolio                     Current income and long-term growth of income and capital
Income Builder Portfolio                Reasonable income and, as a secondary objective, growth
                                        of capital
Dividend Growth Portfolio               Reasonable current income and long-term growth of
                                        income and capital
Capital Growth Portfolio                Long-term capital growth                                              Morgan Stanley
Global Dividend Growth Portfolio        Reasonable current income and long-term growth of                     Dean Witter
                                        income and capital                                                    Advisors, Inc.
European Growth Portfolio               To maximize the capital appreciation on its investments
Pacific Growth Portfolio                To maximize the capital appreciation of its investments
Aggressive Equity Portfolio             Capital growth
Equity Portfolio                        Growth of capital and, as a secondary objective, income
                                        when consistent with its primary objective.
S&P 500 Index Portfolio                 Investment results that, before expenses, correspond to the total return of the Standard and Poor's 500 Composite
                                        Stock Price Index
Competitive Edge "Best Ideas"           Long-term capital growth
   Portfolio
Strategist Portfolio                    High total investment return
---------------------------------------------------------------------------------------------------------------------------------


                                                                 13



Morgan Stanley Universal Funds Inc.
---------------------------------------------------------------------------------------------------------------------------------
Equity Growth Portfolio                 Long-term capital appreciation                                        Morgan Stanley
U.S. Real Estate Portfolio              Above-average current income and long-term capital                    Dean Witter
                                        appreciation                                                          Investment
International Magnum Portfolio          Long-term capital appreciation                                        Management, Inc.
Emerging Markets Equity                 Long-term capital appreciation
   Portfolio

Van Kampen Life Investment Trust
---------------------------------------------------------------------------------------------------------------------------
Emerging Growth Portfolio               Capital appreciation                                            Van Kampen
                                                                                                        American Capital
                                                                                                        Asset Management,
                                                                                                        Inc.

You should read the Funds' Prospectuses carefully before you decide to allocate purchase payments to a particular Variable Sub-Account

It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a Fund simultaneously. Neither the Company nor the Funds currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners. Nevertheless, the Funds' Boards of Directors intend to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Fund's Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the attendant expenses.

We reinvest all investment income of and other distributions to each Variable Sub-Account arising from the corresponding Portfolio in additional shares of that Portfolio at net asset value. The income and both realized and unrealized gains or losses on the assets of each Variable Sub-Account are therefore separate and are credited to or charged against the Variable Sub-Account without regard to income, gains or losses from any other Variable Sub-Account or from any other business of the Company. The Company will purchase shares in the Funds in connection with premiums allocated to the corresponding Variable Sub-Account in accordance with Contract Owners' directions and will redeem shares in the Fund to meet Contract obligations or make adjustments in reserves, if any.

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Fund shares underlying the Variable Sub-Accounts. If shares of a Fund should no longer be available for investment, or if, in the judgment of the Company's management, further investment in shares of a Fund should become inappropriate in view of the purposes of the Contracts, we may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Contracts. We will not make any such substitution without notice to Contract Owners. We will also obtain prior approval of the Securities and Exchange Commission to the extent required by the 1940 Act. We reserve the right to establish additional Variable Sub-Accounts of the Variable Account, each of which would invest in shares of another Fund or Portfolio. Subject to Contract Owner approval, We also reserve the right to end the registration under the 1940 Act of the Variable Account or any other separate accounts of which it is the depositor or to operate the Variable Account as a management company under the 1940 Act.

The Funds are subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the affected Fund. See the accompanying prospectuses for the Funds for further information.

THE CONTRACT

APPLICATION FOR A CONTRACT

Individuals wishing to purchase a Contract must submit an application to the Company. We will issue a Contract only on the lives of Insureds age 0-90 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any lawful reason. We will not change the terms or conditions of a Contract without the consent of the Contract Owner.

You must submit your application and obtain our approval before you pay your initial premium. The Insured will be covered under the Contract as of the Contract Date. The Contract Date also determines Monthly Activity Dates, Contract months, and Contract Years.

PREMIUMS

The Contract is designed to permit an initial premium payment and, subject to certain conditions, additional premium payments. The initial premium payment purchases a Death Benefit initially equal to the Contract's Specified Amount. The minimum initial payment is $10,000.

Under our current underwriting rules, which are subject to change, proposed Insureds are eligible for simplified underwriting without a medical examination if their application responses and anticipated initial premium payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed Insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the Insured according to the following table:



                                                       SIMPLIFIED UNDERWRITING
ISSUE AGE                                              MAXIMUM INITIAL PREMIUM

0-34..................................................          Not available
35-44.................................................               $15,000
45-54.................................................               $30,000
55-64.................................................               $50,000
65-80.................................................              $100,000
Over age 80...........................................          Not available

Additional premium payments may be made at any time, subject to the following conditions:

     only one additional premium payment may be made in any Contract Year;

     each additional premium payment must be at least $500;

     the attained age of the Insured must be less than 91; and absent submission of new evidence of insurability of the Insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed
     Additional  Payment." The Guaranteed  Additional Payment is the lesser of
     (1) $5,000, or (2) a percentage of initial payment (5% for attained ages 40-70, and 0%for attained ages 20-39 and 71-90).

We reserve the right to obtain satisfactory evidence of insurability upon any additional premium payments requiring an increase in specified amount. We also reserve the right to reject any additional premium payment for any reason.

Additional premium payments may require an increase in Specified Amount in order for the Contract to remain within the definition of a life insurance contract under Section 7702 of the Code.

Unless you request otherwise in writing, we will apply any additional premium payment received while a Contract loan is outstanding: first, as a repayment of Indebtedness, and second, as an additional premium payment, subject to the conditions described above.

You may pay additional premiums at any time and in any amount necessary to avoid termination of the Contract without evidence of insurability.

ALLOCATION OF PREMIUMS

Upon completion of underwriting, the Company will either issue a Contract, or deny coverage. If we issue a Contract, we will allocate the initial premium payment on the date the Contract is issued according to the initial premium allocation instructions you specified in your application. We reserve the right to allocate the initial premium to the Money Market Variable Sub-Account during the cancellation period in those states where state law requires premiums to be returned upon exercise of the cancellation right.

ACCUMULATION UNIT VALUES

The Accumulation Unit value for each Variable Sub-Account will vary to reflect the investment experience of the corresponding Fund Portfolio. We determine the Accumulation Unit value on each Valuation Day by multiplying the Accumulation Unit value for the particular Variable Sub-Account on the preceding Valuation Day by a "Net Investment Factor". We determine the Net Investment Factor for each Variable Sub-Account during a Valuation Period by first dividing (A) the net asset value per share of the corresponding Fund Portfolio at the end of the current Valuation Period (plus the per share dividends or capital gains by that Portfolio if the ex-dividend date occurs in the Valuation Period then ended), by (B) the net asset value per share of that Portfolio at the end of the immediately preceding Valuation Period. We then subtract from the result an amount equal to the daily deductions for mortality and expense risk charges imposed during the Valuation Period. You should refer to the prospectuses for the Funds for a description of how the shares of the Portfolios are valued. See "Contract Benefits and Rights--Account Value," page
__.

All valuations in connection with a Contract, (e.g., with respect to determining Account Value or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium), other than determinations with respect to the initial premium and additional premiums requiring underwriting, will be made on the date we receive, at our Home Office, the corresponding request or payment in good order. However, if such date is not a Valuation Day, we will make such determination on the next succeeding Valuation Day.

Specialized Uses of the Contract: Because the Contract provides for an accumulation of Cash Value as well as a Death Benefit, you can use the Contract for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Variable Sub-Accounts to which you have allocated Account Value is poorer than expected or if sufficient premiums are not paid, the Contract may lapse. Even if it does not lapse, it may not accumulate sufficient Account Value to fund the purpose for which the Contract was purchased. Withdrawals and Contract loans may significantly affect current and future Account Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Sub-Account investment performance and the amount of a Contract loan, the loan may cause a Contract to lapse. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract for a specialized purpose you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "Federal Tax Matters," page __.)

DEDUCTIONS AND CHARGES
 -----------------------------------------------------------------------------
MONTHLY DEDUCTIONS

On each Monthly Activity Date including the Contract Date, we will deduct from your Account Value attributable to the Variable Account an amount ("Monthly Deduction Amount") to cover charges and expenses incurred in connection with a Contract. We deduct this amount from each Variable Sub-Account in proportion to your Account Value attributable to each Variable Sub-Account. The Monthly Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Access to Your Money--Lapse and Reinstatement," page __. The following is a summary of the monthly deductions and charges which constitute the Monthly Deduction Amount:

Cost of Insurance Charge: The cost of insurance charge covers the Company's anticipated mortality costs for standard and special risks. Current cost of insurance rates are lower after the 10th Contract Year. The current cost of insurance charge is taken by deducting a specified percentage of your Account Value. However, this current charge will not exceed the guaranteed cost of insurance charge. The monthly guaranteed charge is equal to the maximum annual cost of insurance per $1,000 as indicated in the Contract (1) multiplied by the difference between the Death Benefit and the Account Value (both as determined on the Monthly Activity Date); (2) divided by $1,000; and (3) divided by 12. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states). A table of guaranteed cost of insurance charges per $1,000 is included in each Contract. However, the Company reserves the right to use rates less than those shown in the table. Special risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the Insured's special rating class.

The guaranteed cost of insurance charge rates are applied to the difference between the Death Benefit determined on the Monthly Activity Date and the Account Value on that same date prior to assessing the Monthly Deduction Amount, because the difference is the amount for which the Company is at risk should the Death Benefit be then payable. The Death Benefit as computed on a given date is the greater of (1) the Specified Amount on that date, and (2) the Account Value on that date multiplied by the applicable Death Benefit ratio. (For an explanation of the Death Benefit, together with Examples, see "Contract Benefits and Rights" - "Death Benefit" on page __.)

Because the Account Value (and, as a result, the amount for which the Company is at risk under a Contract) may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. However, once we have assigned a risk rating class to an Insured when the Contract is issued, we will not change that rating class if additional premium payments or partial withdrawals increase or decrease the Specified Amount.

The level of Specified Amount that an initial premium will purchase will vary based on age and sex. For example, a $10,000 initial premium paid by a male at age 45 would result in a Specified Amount of $39,998. If a female age 65 paid a $10,000 premium, the Specified Amount would be equal to $22,749.

Tax Expense Charge: We will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes related to our receipt of premiums under the Contract. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The 0.25% premium tax deduction over ten Contract Years approximates the Company's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to 3.5%. We will impose the premium tax deduction regardless of a Contract owner's state of residence. Therefore, we take this deduction whether or not any premium tax applies to your Contract. The deduction may be higher or lower than any premium tax imposed. The 0.15% federal tax deduction helps reimburse the Company for approximate expenses we incur for federal taxes under Section 848 of the Code.

Administrative Expense Charge: We will deduct monthly from your Account Value an administrative expense charge an equivalent to an annual rate of 0.25%. This charge compensates us for administrative expenses we incur in administering the Variable Account and the Contracts.

We take all monthly deductions by canceling Accumulation Units of the Variable Account under your Contract.

OTHER DEDUCTIONS

Mortality and Expense Risk Charge: We deduct from the assets of the Variable Account a daily charge equivalent to an annual rate of 0.90% for the mortality risks and expense risks we assume in relation to the Contracts. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims. We also assume a risk that the Death Benefit will exceed the amount on which the cost of insurance charges were based, because we made that computation on the Monthly Activity Date preceding the death of the Insured. The expense risk we assume is that expenses we incur in issuing and administering the Contracts will exceed the administrative charges set by the Contract.

Annual Maintenance Fee: We will deduct from your Account Value an annual maintenance fee of $30 on each Contract Anniversary. This fee will help reimburse the us for administrative and maintenance costs of the Contracts. Currently, we waive this charge for Contracts which have an aggregate premium which equals or exceeds the dollar amount indicated on your Contract data page (currently $40,000).

Taxes Charged Against the Variable Account: Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the operations of the Variable Account (as opposed to the federal tax related to our receipt of premiums under the Contract). We may, however, make such a charge in the future. We may also assess charges for other taxes, if any, attributable to the Variable Account or this class of Contracts.

Charges Against the Funds: The Variable Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflect Fund investment management fees already deducted from the assets of the Funds. The Fund investment management fees are a percentage of the average daily value of the net assets of the Portfolios. See the "Fund Fees and Expenses" table on page __.

Withdrawal Charge: We may assess a withdrawal amount upon (1) surrender of the Contract, and (2) partial withdrawals in excess of the Free Withdrawal Amount. The Free Withdrawal Amount in any Contract Year is 15% of total premiums paid. Any Free Withdrawal Amount not taken in a Contract Year may not be carried forward to increase the Free Withdrawal Amount in any subsequent year. Withdrawals in excess of the Free Withdrawal Amount will be subject to a withdrawal charge as set forth in the table below:

Contract Year          1 - 4    5       6       7       8        9        10
                       -----    -       -       -       -        -        --

Percentage of
Initial Premium
Withdrawn              7.75%    6.25%   5.25%   4.25%   3.25%    2.25%   0.00%

We will not impose a withdrawal charge after the ninth Contract Year. In addition, we will not impose a withdrawal charge on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal. We may waive the withdrawal charge under certain circumstances if the Insured is confined to a qualified long-term care facility or hospital. See "Access to Your Money--Confinement Waiver Benefit", page __.

We impose the withdrawal charge to cover a portion of the sales expense we incur in distributing the Contracts. This expense includes agents' commissions, advertising and the printing of prospectuses.

Due and Unpaid Premium Tax Charge: During the first nine Contract Years, we impose a charge for due and unpaid premium tax on full or partial withdrawals in excess of the Free Withdrawal Amount. This charge is shown below, as a percent of the Initial Premium withdrawn: ---------------------------------


Year               1       2        3       4        5        6       7        8       9        10
                   -       -        -       -        -        -       -        -       -        --

Percentage of
Initial Premium
Withdrawn          2.25%   2.00%    1.75%   1.50%    1.25%   1.00%    0.75%   0.50%    0.25%    0.00%

After the ninth Contract Year, no due and unpaid premium tax charge will be imposed. The percentages indicated above are guaranteed not to increase.

CONTRACT BENEFITS AND RIGHTS
 -----------------------------------------------------------------------------
DEATH BENEFIT

The Contracts provide for the payment of Death Benefit proceeds to the named beneficiary when the Insured under the Contract dies. The Proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amounts occurring during a grace period (if applicable). The Death Benefit equals the greater of (1) the Specified Amount or (2) the Account Value, multiplied by the Death Benefit ratio. The ratios vary according to the attained age of the Insured and are specified, in the Contract. Therefore, an increase in Account Value due to favorable investment experience may increase the Death Benefit above the Specified Amount; and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount).

EXAMPLES:                                                              A                 B

Specified Amount...............................................    $100,000         $100,000
Insured's Age..................................................          45               45
Account Value on Date of Death.................................     $48,000          $34,000
Death Benefit Ratio............................................        2.15             2.15

In Example A, the Death Benefit equals $103,200, i.e., the greater of (1) $100,000 (the Specified Amount), and (2) $103,200 (the Account Value at the Date of Death of $48,000 multiplied by the Death Benefit ratio of 2.15). This amount, less any Indebtedness and due and unpaid Monthly Deduction Amounts, constitutes the proceeds which we would pay to the beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Specified Amount) or $73,100 (the Account Value of $34,000 multiplied by the Death Benefit ratio of 2.15).

All or part of the proceeds may be paid in cash or applied under an income plan. See "Other Matters--Payment Options," page __.

ACCELERATED DEATH BENEFIT

If the Insured becomes terminally ill, you may request an Accelerated Death Benefit in an amount up to the lesser of (1) 50% of the Specified Amount on the day we receive the request, and (2) $250,000 for all policies issued by the Company which cover the Insured. "Terminally ill" means an illness or physical condition of the Insured that, notwithstanding appropriate medical care, results in a life expectancy of 12 months or less. If the Insured is terminally ill as the result of an illness, the accelerated Death Benefit is not available unless the illness occurred at least 30 days after the issue date. If the Insured is terminally ill as the result of an accident, the Accelerated Death Benefit is available if the accident occurred after the issue date. The minimum amount of death benefit we will accelerate is $10,000.

We will pay benefits due under the Accelerated Death Benefit provision upon receipt of a written request from the Contract Owner and due proof that the Insured has been diagnosed as terminally ill. We also reserve the right to require supporting documentation of the diagnosis and to require (at our expense) an examination of the Insured by a physician of the Company's choice to confirm the diagnosis. The amount of the payment will be the amount you requested, reduced by the sum of (1) a 12 month interest discount to reflect the early payment; (2) an administrative fee (not to exceed $250); and (3) a pro rata amount of any outstanding Contract loan and accrued loan interest. After the payment has been made, the Specified Amount, the Account Value and any outstanding Contract loan will be reduced on a pro rata basis.

We allow only one request for an Accelerated Death Benefit per Insured. The Accelerated Death Benefit may not be available in all states. Its features may differ from those discussed above as required by state law. Please refer to the Contract for further information.

CONFINEMENT WAIVER BENEFIT

Under  the  terms  of an  endorsement  to the  Contract,  we  will  waive  any withdrawal charges on partial withdrawals and surrenders of the Contract requested while the Insured is confined to a qualified long-term care facility or hospital for a period of more than 90 consecutive days. The period of confinement must begin 30 days or more after the issue date. The request must be made either during such confinement or within 90 days after the Insured is discharged from such confinement. The confinement must have been prescribed by a licensed medical doctor or a licensed doctor of osteopathy, operating within the scope of his or her license, and must be medically necessary. The prescribing doctor may not be the Insured, the Contract Owner, or any spouse, child, parent, grandchild, grandparent, sibling or in-law of the Contract Owner. "Medically necessary" means appropriate and consistent with the diagnosis and which could not have been omitted without adversely affecting the Insured's condition. The confinement waiver benefit may not be available in all states. In addition, its features may differ from those discussed above as required by state law. Please refer to the Contract for further information. The Company reserves the right to discontinue the offering of the confinement waiver benefit endorsement upon the purchase of a new contract.

ACCOUNT VALUE

We will compute the Account Value of a Contract on each Valuation Day. On the Contract Date, the Account Value is equal to the initial premium less the Monthly Deduction Amount for the first month. Thereafter, the Account Value will vary to reflect the investment experience of the Portfolio, the value of the Loan Account and the Monthly Deduction Amounts. There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the net asset value of the Variable Sub-Accounts to which you have allocated premiums on the Contract. We calculate the Account Value on any Valuation Day by (1) multiplying the number of Accumulation Units credited to the Contract in each Variable Sub-Account as of the Valuation Day by the then Accumulation Unit value of that Sub-Account, and then (2) adding the results for all the Sub-Accounts credited to the Contract to the value of the Loan Account. See "The Contract--Accumulation Unit Values," page __.

TRANSFER OF ACCOUNT VALUE

While the Contract remains in force and subject to the Company's transfer rules then in effect, you may request that part or all of the Account Value of a particular Variable Sub-Account be transferred to other Variable Sub-Accounts. We reserve the right to impose a $25 charge on each such transfer in excess of 12 per Contract Year. However, there are no charges on transfers at the present time. The minimum amount that you may transfer is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account, whichever is less.

On days when the New York Stock Exchange ("NYSE") is open for trading, telephone, we will accept transfer requests if we receive them at 1(800) 654-2397 by 4:00 p.m., Eastern Time. We effect telephone transfer requests we receive before 4:00 p.m., Eastern Time at the next computed value. In the event that the NYSE closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the NYSE on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the NYSE.

Transfers by telephone may be made by the Contract Owner's Account Executive or attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests they reasonably believe to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Contract Owner identify themselves and the Contract Owner by name and social security number or other identifying information. All transfer instructions by telephone are tape recorded. Otherwise, you must submit transfer requests in writing, on a form we provide.

As a result of a transfer, we will reduce the number of Accumulation Units credited to the Variable Sub-Account from which the transfer is made. The reduction is equal to the amount transferred divided by the Accumulation Unit value of that Variable Sub-Account on the Valuation Date we receive the transfer request. Similarly, we will increase the number of Accumulation Units credited to the Variable Sub-Account to which the transfer is made. The increase is equal to the amount transferred divided by the Accumulation Unit value of that Sub-Account on the Valuation Day we receive the transfer request.

For Contracts issued after May 1, 1999, we reserve the right to limit transfers among the Variable Sub-Accounts if we determine, in our sole discretion, that transfers by one or more Contract owners would be to the disadvantage of other Contract owners. We may limit transfers by taking such steps as:

           imposing a minimum time period between each transfer, or

           refusing to accept transfer requests of an agent acting under a power of attorney on behalf of more than one Contract owner,

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

We reserve the right to waive any transfer restrictions.

DOLLAR COST AVERAGING

You may make transfers automatically through Dollar Cost Averaging while the Contract is in force. Dollar Cost Averaging permits you to transfer a specified amount every month (or some other frequency as may be determined by the Company) from any one Variable Sub-Account to any other Variable
Sub-Accounts. The minimum amount that can be transferred is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account whichever is less. The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market. We impose no additional charges upon participants in the Dollar Cost Averaging program. We do not count transfers under Dollar Cost Averaging toward the 12 free transfers per Contract Year currently permitted.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Account Value in each Variable Sub-Account and return it to the desired percentage allocations.

We will rebalance your account each quarter (or other intervals we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing. The new allocation will be effective with the first rebalancing that occurs after we receive your written request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

           Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Quality Income
           Plus Variable Sub-Account and 60% to be in the Capital Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Quality Income Plus Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Quality Income Plus Variable Sub-Account and use the money to buy more units in the Capital Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

Transfers made under the Automatic Portfolio Rebalancing Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

ACCESS TO YOUR MONEY

CONTRACT LOANS

While the Contract is in force, you may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from the Company. These types include preferred loans (described below) and non-preferred loans. Both types of loans are secured by your Contract. The maximum amount available for a loan is 90% of the Contract's Cash Value, less the sum of:

           the amount of all Contract loans existing on the date of the loan (including loan interest to the next Contract Anniversary), any due and unpaid Monthly Deduction Amounts, and any annual maintenance fee due on or before the next Contract Anniversary.

We will transfer the loan amount pro rata from each Variable Sub-Account attributable to your Contract (unless you specify otherwise) to the Loan Account. We will credit the amounts allocated to the Loan Account with interest at the loan credited rate set forth in the Contract. Loans will bear interest at rates we determine from time to time, but which will not exceed the maximum rate indicated in the Contract. The amount of the Loan Account that equals the excess of the Account Value over the total of all premiums paid under the Contract net of (1) any premiums returned due to partial withdrawals, and (2) any prior loan balance, as determined on each Contract Anniversary, is considered a "preferred loan." Preferred loans bear interest at a rate not to exceed the preferred loan rate set forth in the Contract. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro rata basis from the Variable Sub-Accounts to the Loan Account on each Contract Anniversary. If the aggregate outstanding loan(s) and loan interest secured by the Contract exceeds the Cash Value of the Contract, we will give you written notice that unless we receive an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

You may repay all or any part of any loan secured by a Contract while the Contract is still in effect. When you make loan repayments or interest payments, we will allocate the payment among the Variable Sub-Accounts in the same percentages as for subsequent premium payments (unless you request a different allocation), and we will deduct an amount equal to the payment from the Loan Account. You must repay any outstanding loan at the end of a grace period before we will reinstate the Contract. See "Lapse and Reinstatement," page __.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Variable Sub-Account will apply only to the amount remaining in that Sub-Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Variable Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Variable Sub-Accounts earn less than that rate, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Benefit proceeds and Cash Surrender Value otherwise payable.

AMOUNT PAYABLE ON SURRENDER OF THE CONTRACT

While the Contract is in force, you may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, we will pay you the Cash Surrender Value determined as of the day we receive your written request or the date you request, whichever is later. The Cash Surrender Value equals the Cash Value less the annual maintenance fee and any Indebtedness. We will pay the Cash Surrender Value of the Contract within seven days of our receipt of the written request or on the effective surrender date you request, whichever is later.

The Contract will terminate on the date of our receipt of your written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Matters," page __.

You may elect to apply the surrender proceeds to an Income Plan (see "Access to Your Money--Payment Options," page __).

PARTIAL WITHDRAWALS

While the Contract is in force, you may elect by written request to make partial withdrawals from the Cash Surrender Value of at least $100, or the total amount in the Variable Sub-Account, whichever is less. The Cash Surrender Value, after the partial withdrawal, must at least equal $2,000; otherwise, we will treat your request as a request for full surrender. The partial withdrawal will be deducted pro rata from each Variable Sub-Account, unless the Contract Owner instructs otherwise. The Specified Amount after the partial withdrawal will be the greater of:

           the Specified Amount prior to the partial withdrawal reduced proportionately to the reduction in Account Value;or the minimum Specified Amount necessary in order to meet the definition of a life insurance contract under section 7702 of the Code.

Partial withdrawals in excess of the Free Withdrawal Amount may be subject to a withdrawal charge and any due and unpaid premium tax charges. See "Deductions and Charges--Other Deductions--Withdrawal Charge" and "Due and Unpaid Premium Tax Charge," page __. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Matters," page __.

PAYMENT OPTIONS

The surrender proceeds or Death Benefit proceeds under the Contracts may be paid in a lump sum. You may also apply the proceeds to one of the Company's Income Plans. If the amount to be applied to an Income Plan is less than $3,000 or if it would result in an initial income payment of less than $20, we may require that the frequency of income payments be decreased such that the income payments are greater than $20 each, or we may elect to pay the amount in a lump sum. No surrender or partial withdrawals are permitted after payments under an Income Plan commence.

We will pay interest on the proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Variable Account.

The Income Plans are fixed annuities payable from the Company's general account. They do not reflect the investment experience of the Variable Account. Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by the Company which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity. The Company may require proof of age and gender of the payee (and joint payee, if applicable) before payments begin. The Company may also require proof that such person(s) are living before it makes each payment.

The following options are available under the Contracts (the Company may offer other payment options):

INCOME PLAN 1--LIFE INCOME WITH GUARANTEED PAYMENTS The Company will make payments for as long as the payee lives. If the payee dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

INCOME PLAN 2--JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS The Company will make payments for as long as either the payee or Joint payee, named at the time of Income Plan selection, is living. If both the payee and the Joint payee die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

The Company will make any other arrangements for income payments as may be agreed on.

MATURITY

The Contract has no maturity date.

LAPSE AND REINSTATEMENT

The Contract will remain in force until the Cash Surrender Value is insufficient to cover a Monthly Deduction Amount due on a Monthly Activity Date. We will give you written notice that if an amount shown in the notice (which will be sufficient to cover the Monthly Deduction Amount(s) due) is not paid within 61 days ("Grace Period"), there is a danger of lapse.

The Contract will continue through the grace period. If sufficient payment is not forthcoming, however, the Contract will terminate at the end of the grace period. If the Insured dies during the grace period, the proceeds payable under the Contract are reduced by the Monthly Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights--Death Benefit," page __.

If the Contract lapses, you may apply for its reinstatement by payment of the reinstatement premium (and any applicable charges) required under the Contract. You must make a request for reinstatement within five years of the date the Contract entered a grace period. If a loan was outstanding at the time of lapse, we will require repayment of the loan before permitting reinstatement. In addition, we reserve the right to require evidence of insurability satisfactory to us. The reinstatement premium is equal to an amount sufficient to (1) cover all Monthly Deduction Amounts and annual maintenance fees due and unpaid during the grace period, and (2) keep the Contract in force for three months after the date of reinstatement. The Specified Amount upon reinstatement cannot exceed the Specified Amount of the Contract at its lapse. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the premiums paid at the time of reinstatement. Withdrawal charges and due and unpaid premium tax charges, cost of insurance, and tax expense charges will continue to be based on the original Contract Date.

CANCELLATION AND EXCHANGE RIGHTS

You have a limited right to return a Contract for cancellation. This right to return exists during the cancellation period. The cancellation period is a number of days (which varies by state) as specified in your Contract. If you choose to cancel your Contract, you must return it for cancellation by mail or personal delivery to the Company or to the Account Executive who sold the Contract within the cancellation period following delivery of the Contract to you. We will then return to you within 7 days thereafter the sum of (1) the Account Value on the date we (or our agent) receive the returned Contract; and
(2) any deductions taken under the Contract or by the Funds for taxes, charges or fees. Some states may require the Company to return the premiums paid for the returned Contract.

Once the Contract is in effect, you may exchange it during the first 24 months after its issuance for a non-variable permanent life insurance contract offered by the Company on the life of the Insured. The amount at risk to the Company (i.e., the difference between the Death Benefit and the Account Value) under the new contract will be equal to or less than the amount at risk to the Company under the exchanged Contract on the date of exchange. Premiums under the new Contract will be based on the same risk classification as the exchanged Contract. The exchange is subject to adjustments in premiums and Account Value to reflect any variance between the exchanged Contract and the new contract. The Company reserves the right to make such a contract available that is offered by the Company's parent or by any affiliate of the Company.

SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS

The Company will suspend all procedures requiring valuation of the Variable Account (including transfers, surrenders and loans) on any day the New York Stock Exchange is closed or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission, or on any day the Securities and Exchange Commission has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.

LAST SURVIVOR CONTRACTS

We offer the Contracts on either a single life or a "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the proceeds are paid only on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

           Last survivor Contracts are offered for prospective insured persons age 18-85.

           The cost of insurance charges under the last survivor Contracts reflect the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured.

           To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

           For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

           The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

           Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Matters," page __.

           The Accelerated Death Benefit provision is only available upon terminal illness of the last survivor.

           The Confinement Waiver Benefit is available upon confinement of either Insured.

OTHER MATTERS

VOTING RIGHTS

In accordance with our view of presently applicable law, we will vote the shares of the Funds at regular and special meetings of its shareholders in accordance with instructions from Contract Owners (or their assignees, as the case may be) having a voting interest in the Variable Account. The number of shares of a Portfolio held in a Variable Sub-Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in that Variable Sub-Account by the per share net asset value of the corresponding Portfolio. We will vote shares for which we have not received instructions and shares that are not attributable to Contract Owners (i.e., shares we own) in the same proportion as we vote shares for which we have received instructions. If the 1940 Act or any rule promulgated to hereunder should be amended, however, or if our present interpretation should change and, as a result, we determine we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

We determine the voting interests of the Contract Owner (or the assignee) in the Funds as follows: Contract Owners are entitled to give voting instructions to the Company with respect to Fund Portfolio shares attributable to them as described above, determined on the record date for the shareholder meeting for the Fund. Therefore, if a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Access to Your Money--Contract Loans," page __) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the current prospectuses for the Funds to determine matters on which Fund shareholders may vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for a Fund.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of a Fund if we reasonably disapprove of such changes. We will disapprove a change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If we do disregard voting instructions, we will include a summary of that action and the reasons therefor in the next periodic report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS

We will maintain all records relating to the Variable Account and the Variable Sub-Accounts. At least once each Contract Year, we will send to each Contract Owner a statement showing the coverage amount and the Account Value of his or her Contract (indicating the number of Accumulation Units credited to the Contract in each Variable Sub-Account and the corresponding Accumulation Unit value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premiums paid, Monthly Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST

The Company may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Contract Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Specified Amount for which evidence of insurability was obtained is contestable for 2 years from its effective date. In addition, if the Insured dies by suicide while sane or self destruction while insane in the two-year period after the Contract Date, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals. If the Insured dies by suicide while sane or self-destruction while insane in the two-year period following an increase in the Specified Amount, the benefit payable with respect to the increase will be limited to the additional premium paid for such increase, less any Indebtedness and partial withdrawals.

MISSTATEMENT AS TO AGE AND SEX

If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.

BENEFICIARY

You name the beneficiary in the application for the Contract. You may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to the Company. If no beneficiary is living when the Insured dies, the proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.

ASSIGNMENT

Unless required by state law, the Contract may not be assigned as collateral for a loan or other obligation.

DIVIDENDS

No dividends will be paid under the Contracts.

DISTRIBUTION OF THE CONTRACTS

The Contracts will be distributed exclusively by Dean Witter Reynolds Inc. ("Dean Witter"), which serves as the principal underwriter of the Contracts under a general agency agreement with the Company.

Dean Witter is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Dean Witter is located at Two World Trade Center, New York, New York. Dean Witter is a member of the New York Stock Exchange and the National Association of Securities Dealers.

We may pay up to a maximum sales commission of 6.75%. Dean Witter will pay annually to its Account Executives from its profits, an amount equal to .10% of the net assets of the Variable Account attributable to the Contracts. In addition, sale of the Contract may count toward incentive program awards for the Account Executive.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold the assets of the Variable Account. We keep those assets physically segregated and held separate and apart from the general account of the Company. We maintain records of all purchases and redemptions of shares of the Fund.

FEDERAL TAX MATTERS
 -----------------------------------------------------------------------------

INTRODUCTION

The following discussion is general and is not intended as tax advice. The Company makes no guarantee regarding the tax treatment of any Contract or Transaction involving a Contract. Federal, state, local and other tax consequences of ownership or purchase of a life insurance contract depend upon the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.

TAXATION OF THE COMPANY AND THE VARIABLE ACCOUNT

We are taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from the Company and its operations form a part of the Company, it will not be taxed separately. Under the Code, the Company believes that the Variable Account investment income and net capital gains will not be taxed because they are applied to increase the reserves under the Contracts. Accordingly, the Company does not currently make provisions for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in the future.

TAXATION OF CONTRACT BENEFITS

To qualify as a life insurance contract for federal income tax purposes, the Contract must meet the definition of a life insurance contract set forth in
Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a contract. Section 7702 does not address certain features of the Contract. Nevertheless, the Company believes that the Contact will meet the Section 7702 definition of a life insurance contract. This means that:

           the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

           the Contract Owner should not be taxed on the Cash Value of the Contract, including any increases, until actual distributions from the Contract.


In addition, under proposed regulations interpreting Section 7702, it is unclear whether a substandard risk Contract will meet the Section 7702 definition. If a Contract were not a life insurance contract under Section 7702, the Contract would not provide most of the tax advantages normally provided by a life insurance contract. The Company reserves the right to amend the Contracts to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service.

Upon surrender of the Contract, the cash surrender value is taxable to the extent it exceeds the investment in the Contract. The investment in the Contract is the gross premium or other consideration paid for the Contract reduced by any amounts previously received from the Contract to the extent such amounts were properly excluded from gross income. For non-modified endowment contracts, a partial withdrawal, or a reduction in benefit in the first fifteen years of the Contract, may result in a taxable distribution of income before recovery of the investment in the Contract. Partial withdrawals and reduction in benefits on non-modified endowment contracts after fifteen years are taxed first as a recovery of investment in the Contract, then as a taxable distribution of income.

If you own and are the Insured under the Contract, the Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. If the beneficiary is other than your estate but you retained incidents of ownership in the Contract, the Death Benefit will also be included in your gross estate. Examples of incidents of ownership include, but are not limited to, the right:

           to change beneficiaries.
           to assign the Contract or revoke an assignment, to pledge the Contract, or to obtain a policy loan.

If you own and are the Insured under the Contract and you transfer all incidents of ownership in the Contract, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance tax consequences may also apply. In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of such individuals) two or more generations below that of the transferor may be subject to the federal generation skipping transfer tax.

In addition, the Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Contract in any arrangement in which the value depends in part on tax consequences, you should be sure to consult a qualified tax advisor about the tax attributes of the arrangement.

MODIFIED ENDOWMENT CONTRACTS

A life insurance contract is treated as a "modified  endowment contract" under
Section  7702A of the Code if it meets the  definition  of life  insurance  in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c).

The large single premium permitted under the Contract (which is equal to 100% of the "Guideline Single Premium" as defined in Section 7702 of the Code) does not meet the specified computational rules for the "seven-pay test" under
Section 7702A(c). Therefore, the Contract will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange of a life insurance contract that is not a modified endowment contract will not cause the new contract to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance contract that is a modified endowment contract for a new life insurance contract will always cause the new contract to be a modified endowment contract.

A contract that is classified as a modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. Accordingly, the death benefit is excluded from income and increases in value are not subject to current taxation. If a person receives any amount as a policy loan from a modified endowment contract, or assigns or pledges any part of the value of the contract, that amount is treated as a distribution. All distributions received before the insured's death are treated first as income (to the extent of gain) and then as recovery of investment in the contract. Any amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions:

           distributions made on or after the date on which the taxpayer attains age 59 1/2;

           distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

           any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same Contract Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

DIVERSIFICATION REQUIREMENTS

For a Contract to be treated as a variable life insurance contract for federal tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations.  If the  investments  in the Variable  Account are not adequately diversified, then the Contract will not be treated as a variable life insurance contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have control over the Funds or their investments, the Company expects the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT

In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among sub-accounts of a Variable Account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that guidance would be issued in the future regarding the extent that owners could direct their investments among sub-accounts without being treated as owners of the underlying assets of the Variable Account.

The ownership rights under this contract are similar to, but different in certain respects from, those described by the service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the Variable Account. In those circumstances, income and gain from the Variable Account assets would be includible in the Contract Owner's gross income. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. It is possible that Treasury Department's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the federal tax owner of the assets of the Variable Account. However, the Company makes no guarantee that such modification to the contract will be successful.

POLICY LOAN INTEREST

Interest paid on loans against a Contract is generally not deductible.

ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company also acts as the sponsor for two other of its separate accounts that are registered investment companies: Northbrook Variable Annuity Account and Northbrook Variable Annuity Account II. The officers and employees of the Company are covered by a fidelity bond in the amount of $5,000,000. No person beneficially owns more than 5% of the outstanding voting stock of The Allstate Corporation, of which the Company is an indirect wholly owned subsidiary.

EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

The directors and executive officers of the Company are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

LOUIS G. LOWER,  II, 52,  Chief  Executive  Officer and  Chairman of the Board
(1995)*

Also Director (1986-Present) and Senior Vice President (1995-Present) of Allstate Insurance Company; Director (1991-Present) of Allstate Life Financial Services, Inc.; Director (1986-Present) and President (1990-Present) Allstate Life Insurance Company; Director (1983-Present) and Chairman of the Board (1990-Present) of Allstate Life Insurance Company of New York; Chairman of the Board of Directors and Chief Executive Officer (1995-1997), Chairman of the
Board of Directors and President (1990-1995) of Glenbrook Life Insurance Company; Director (1992-Present), Chairman of the Board of Directors and Chief Executive Officer (1995-Present) of Glenbrook Life and Annuity Company; Director and Chairman of the Board (1995-Present) of Laughlin Group Holdings, Inc.; Director and Chairman of the Board of Directors and Chief Executive Officer (1989-Present) Lincoln Benefit Life Company; Chairman of the Board of Directors and Chief Executive Officer (1995-Present) Surety Life Insurance Company; and Trustee (1991- Present) and Vice President (1995-Present) The Allstate Foundation.

THOMAS J. WILSON, II, 41, Vice Chairman (1999)*
Also Director (1995-Present) and Senior Vice President (1999) of Allstate Insurance Company; Director (1999) Allstate Life Financial Services, Inc.; Director (1995-Present) and President (1999) Allstate Life Insurance Company; Director (1999) and President (1998-Present) of Allstate Life Insurance Company of New York; Director (1999) and Vice Chairman of Glenbrook Life and Annuity Company; Director (1999) Lincoln Benefit Life Company; Director (1999) and Vice Chairman of Northbrook Life Insurance Company; Director (1999) of Surety Life Insurance Company.


PETER H. HECKMAN, 52, President, Chief Operating Officer and Director (1996)*

Also Director and Vice President (1988-Present) of Allstate Life Insurance Company; Director (1990-1996), Vice President (1989-Present), Allstate Life Insurance Company of New York; Director (1991-1993) of Allstate Life Financial Services, Inc.; Director (1990-1997), President and Chief Operating Officer (1996-1997), and Vice President (1990-1996), Glenbrook Life Insurance Company; Director (1992-Present) President and Chief Operating Officer (1996-Present), and was Vice President (1995-1996), Glenbrook Life and Annuity Company; Director (1995-Present) and Vice Chairman of the Board (1996-Present) Laughlin Group Holdings, Inc.; Director (1990-Present) and Vice Chairman of the Board (1996-Present) Lincoln Benefit Life Company; and Director (1995-Present) and Vice Chairman of the Board (1996-Present) Surety Life Insurance Company.

MICHAEL J. VELOTTA, 52, Vice President, Secretary, General Counsel, and Director (1992)*

Also Director and Secretary (1993-Present) of Allstate Life Financial Services, Inc.; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company of New York; Director (1992-Present) Vice President, Secretary and General Counsel (1993-1997) Glenbrook Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Glenbrook Life and Annuity Company; Director and Secretary (1995-Present) Laughlin Group Holdings, Inc.; Director (1992-Present) and Assistant Secretary (1995-Present) Lincoln Benefit Life Company; and Director and Assistant Secretary (1995-Present) Surety Life Insurance Company.

JOHN R. HUNTER, 43, Assistant Vice President (1990)* and Director (1994)*

Also Assistant Vice President (1990-Present) Allstate Life Insurance Company; Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; President and Chief Operating Officer (1998-Present) Allstate Life Financial Services, Inc.; Director (1996-1997) Glenbrook Life Insurance Company; and Director (1996-Present) and Senior Vice President--Product Management (1995-Present) Glenbrook Life and Annuity Company.

MARLA G. FRIEDMAN, 44, Vice President (1996)*

Also Director (1991-Present) and Vice President (1988-Present) Allstate Life Insurance Company; Director (1993-1996) Allstate Life Financial Services, Inc.; Director (1997-Present) and Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; Director (1995-1996) Allstate Settlement Corporation; Director (1991-1996), President and Chief Operating Officer (1995-1996) and Vice President (1990-1995) and (1996-1997) Glenbrook Life Insurance Company; Director (1992-1996), President and Chief Operating Officer (1995-1996) and Vice President (1992-1995) and (1996-Present) Glenbrook Life and Annuity Company; and Director and Vice Chairman of the Board (1995-1996) Laughlin Group Holdings, Inc.

KAREN C. GARDNER, 44, Vice President (1996)*

Vice President (1996-Present) Allstate Insurance Company; Vice President (1996-Present) Allstate Life Insurance Company; Vice President (1996-Present) Allstate Life Insurance Company of New York; Vice President (1997-Present), Allstate Life Financial Services, Inc.; Vice President (1996-1997) Glenbrook Life Insurance Company; Vice President (1996-Present) Laughlin Group Holdings, Inc.; Assistant Vice President (1996-Present) Lincoln Benefit Life Company; Vice President (1996-Present) Northbrook Life Insurance Company; Assistant Vice President (1996-Present) Surety Life Insurance Company. Prior to 1996 she was a Partner (1975-1996) Ernst & Young LLP.

KEVIN R. SLAWIN, 40, Director and Vice President (1996)*

Also Assistant Vice President and Assistant Treasurer (1995-1996) Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Allstate Financial Services, Inc.; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company of New York; Director and Vice President (1996-1997) and Assistant Treasurer (1995-1996) Glenbrook Life Insurance Company; Vice President (1996-Present) and Assistant Treasurer (1995-1996) Glenbrook Life and Annuity Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Laughlin Group Holdings, Inc.; Director (1996-Present) Lincoln Benefit Life Company; Director (1996-Present) Surety Life Insurance Company; Assistant Treasurer and Director (1994-1995) Sears Roebuck and Company; and Treasurer and First Vice President (1986-1994) Sears Mortgage Corporation.

CASEY J. SYLLA, 54, Chief Investment Officer and Director (1995)*

Also Director (1995-Present) Senior Vice President and Chief Investment Officer (1995-Present) Allstate Insurance Company; Director (1995-Present) Chief Investment Officer (1995-Present) Allstate Life Insurance Company; Chief Investment Officer (1995-Present) Allstate Life Insurance Company of New York; Chief Investment Officer (1995-1997) Glenbrook Life Insurance Company; Chief Investment Officer (1995-Present) Glenbrook Life and Annuity Company; Prior to 1995 he was Senior Vice President and Executive Officer--Investments (1992-1995) of Northwestern Mutual Life Insurance Company.

JAMES P. ZILS, 47, Treasurer (1995)*

Also Vice President and Treasurer (1995-Present) Allstate Insurance Company; Treasurer (1995-Present) Allstate Life Financial Services, Inc.; Treasurer (1995-Present) Allstate Life Insurance Company; Treasurer (1995-Present) Allstate Life Insurance Company of New York; Treasurer (1995-1997) Glenbrook Life Insurance Company; Treasurer (1995-Present) Glenbrook Life and Annuity Company; and Treasurer (1995-Present) Laughlin Group Holdings, Inc. From 1995 to 1993 he was Vice President of Allstate Life Insurance Company.

* Date elected to current office

YEAR 2000

Northbrook is heavily dependent upon complex computer systems for all phases of its operations, including customer service and policy and contract administration. Since many of Northbrook's older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if the software is not reprogrammed or replaced ("YEAR 2000 ISSUE"). Northbrook believes that may of its counterparties and suppliers also have Year 2000 Issues which could affect Northbrook. In 1995, Allstate Insurance Company commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes Northbrook actively working with it major external counterparties and suppliers to asses their compliance efforts and Northbrook's exposure to them. Northbrook presently believes that it will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect its results of operations, liquidity or financial position. Year 2000 costs are and will be expensed as incurred.


LEGAL PROCEEDINGS

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company or the Variable Account.

LEGAL MATTERS

Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised the Company on certain federal securities law matters. All matters of State law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts have been passed upon by Michael J. Velotta, General Counsel of the Company.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Variable Account, the Funds, the Company, and the Contracts. The exhibits previously filed with this registration statement include hypothetical illustrations of the Contract that show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%, an initial premium of $10,000, Insureds in the standard rating class, and based on current and guaranteed Contract charges.

EXPERTS

The financial statements and the related financial statement schedule of Northbrook and the financial statements of the Variable Account included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The hypothetical Contract illustrations previously included in the Company's registration statement have been approved by Diana Montigney, FSA, Allstate Life Insurance Company, and were included in reliance upon her opinion as to their reasonableness.

FINANCIAL INFORMATION
 -----------------------------------------------------------------------------

The financial statements of the Company and the Variable Account appear immediately below. The financial statements for the Company should be considered as bearing only on the ability of the Company to fulfill its obligations under the Contracts. They do not relate to the investment performance of the Variable Account.

                              Financial Statements

                                     Index
                                     -----

                                                                            Page
                                                                            ----

Independent Auditors' Report............................................... F-1

Financial Statements:


     Statements of Financial Position
      December 31, 1998 and 1997........................................... F-2

     Statements of Operations and Comprehensive Income for the Years Ended
      December 31, 1998, 1997 and 1996..................................... F-3

     Statements of Shareholder's Equity for the Years Ended
      December 31, 1998, 1997 and 1996..................................... F-4

     Statements of Cash Flows for the Years Ended
      December 31, 1998, 1997 and 1996..................................... F-5

     Notes to Financial Statements......................................... F-6

     Schedule IV - Reinsurance for the Years Ended
      December 31, 1998, 1997 and 1996..................................... F-17

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
NORTHBROOK LIFE INSURANCE COMPANY:

We have audited the accompanying Statements of Financial Position of Northbrook Life Insurance Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1998 and 1997, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1998. Our audits also included Schedule IV - Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.




/s/ Deloitte & Touche LLP

Chicago, Illinois
February 19, 1999



                                       NORTHBROOK LIFE INSURANCE COMPANY
                                        STATEMENTS OF FINANCIAL POSITION

                                                                                         December 31,
                                                                                         ------------
($ in thousands)                                                                       1998        1997
                                                                                       ----        ----

ASSETS
Investments
    Fixed income securities, at fair value
       (amortized cost $81,156 and $72,491)                                        $   86,336   $   76,402
    Short-term                                                                          5,083        3,031
                                                                                   ----------   ----------
    Total investments                                                                  91,419       79,433

Reinsurance recoverable from Allstate Life
    Insurance Company                                                               2,148,091    2,293,094
Receivable from affiliates, net                                                          --          1,467
Other assets                                                                            8,206        5,033
Separate Accounts                                                                   7,031,083    5,719,203
                                                                                   ----------   ----------
    TOTAL ASSETS                                                                   $9,278,799   $8,098,230
                                                                                   ==========   ==========

LIABILITIES
Reserve for life-contingent contract benefits                                      $  145,055   $  144,352
Contractholder funds                                                                2,003,122    2,148,555
Current income taxes payable                                                            1,830          162
Deferred income taxes                                                                   3,316        2,674
Payable to affiliates, net                                                              6,586         --
Separate Accounts                                                                   7,031,083    5,719,203
                                                                                   ----------   ----------
    TOTAL LIABILITIES                                                               9,190,992    8,014,946
                                                                                   ----------   ----------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 10)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 25,000 shares
  authorized, issued and outstanding                                                    2,500        2,500
Additional capital paid-in                                                             56,600       56,600
Retained income                                                                        25,340       21,642

Accumulated other comprehensive income:
  Unrealized net capital gains                                                          3,367        2,542
                                                                                   ----------   ----------
    Total accumulated other comprehensive income                                        3,367        2,542
                                                                                   ----------   ----------
    TOTAL SHAREHOLDER'S EQUITY                                                         87,807       83,284
                                                                                   ----------   ----------
    TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                     $9,278,799   $8,098,230
                                                                                   ==========   ==========


See notes to financial statements.




                        NORTHBROOK LIFE INSURANCE COMPANY
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                    Year Ended December 31,
                                                                                    -----------------------
($ in thousands)                                                                 1998        1997       1996
                                                                                 ----        ----       ----

REVENUES
Net investment income                                                           $ 5,691    $ 5,146    $ 4,888
Realized capital gains and losses                                                     2        (68)       (20)
                                                                                -------    -------    -------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE                                  5,693      5,078      4,868
Income tax expense                                                                1,995      1,756      1,666
                                                                                -------    -------    -------

NET INCOME                                                                        3,698      3,322      3,202
                                                                                -------    -------    -------

OTHER COMPREHENSIVE INCOME, AFTER-TAX
  Change in unrealized net capital gains and losses                                 825      1,256     (1,371)
                                                                                -------    -------    -------

COMPREHENSIVE INCOME                                                            $ 4,523    $ 4,578    $ 1,831
                                                                                =======    =======    =======


See notes to financial statements.



                        NORTHBROOK LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY



                                                                                      December 31,
                                                                                      ------------
($ in thousands)                                                               1998      1997        1996
                                                                               ----      ----        ----

COMMON STOCK                                                                 $  2,500   $  2,500   $  2,500
                                                                             --------   --------   --------

ADDITIONAL CAPITAL PAID-IN                                                     56,600     56,600     56,600
                                                                             --------   --------   --------

RETAINED INCOME
Balance, beginning of year                                                     21,642     18,320     15,118
Net income                                                                      3,698      3,322      3,202
                                                                             --------   --------   --------
Balance, end of year                                                           25,340     21,642     18,320
                                                                             --------   --------   --------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                                                      2,542      1,286      2,657
Change in unrealized net capital gains and losses                                 825      1,256     (1,371)
                                                                             --------   --------   --------
Balance, end of year                                                            3,367      2,542      1,286
                                                                             --------   --------   --------

     Total shareholder's equity                                              $ 87,807   $ 83,284   $ 78,706
                                                                             ========   ========   ========



See notes to financial statements.



                        NORTHBROOK LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS


                                                              Year Ended December 31,
                                                              -----------------------
  ($ in thousands)                                          1998       1997         1996
                                                            ----       ----         ----

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                $  3,698    $  3,322    $  3,202
Adjustments to reconcile net income to net
  cash provided by operating activities
       Depreciation, amortization and
         other non-cash items                                  518         516         782
       Realized capital gains and losses                        (2)         68          20
       Changes in:
        Life-contingent contract benefits and
          contractholder funds                                 273         205        (198)
        Income taxes payable                                 1,866        (480)        346
        Other operating assets and liabilities               4,126        (264)        542
                                                          --------    --------    --------
          Net cash provided by operating activities         10,479       3,367       4,694
                                                          --------    --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
       Proceeds from sales                                   1,922       1,606       3,522
       Investment collections                               10,253      10,036       5,770
       Investment purchases                                (20,690)    (18,568)    (15,532)
Change in short-term investments, net                       (1,964)      3,559       1,459
                                                          --------    --------    --------
          Net cash used in investing activities            (10,479)     (3,367)     (4,781)
                                                          --------    --------    --------

NET DECREASE IN CASH                                          --          --           (87)
CASH AT THE BEGINNING OF YEAR                                 --          --            87
                                                          --------    --------    --------
CASH AT END OF YEAR                                       $   --      $   --      $     --
                                                          ========    ========    ========

        See notes to financial statements.


                        NORTHBROOK LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

1.    GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Northbrook Life Insurance Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with generally accepted accounting principles.

To conform with the 1998 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
The Company markets savings products and life insurance exclusively through Dean Witter Reynolds Inc. ("Dean Witter") (see Note 4), a wholly owned subsidiary of Morgan Stanley Dean Witter. Savings products include deferred annuities, such as variable annuities and fixed rate single and flexible premium annuities, and immediate annuities. Life insurance includes universal life and variable life products. In 1998, substantially all of the Company's statutory premiums and deposits were from annuities. The Company re-domesticated its operations from Illinois to Arizona in 1998.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrenders or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured primarily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be proposed federal and state regulation and legislation that, if passed, would allow banks greater participation in securities and insurance businesses. Such events would present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

The Company is authorized to sell life and savings products in all states except New York, as well as in the District of Columbia and Puerto Rico. The top geographic locations for statutory premiums and deposits for the Company are California, Florida and Texas for the year ended December 31, 1998. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. Substantially all premiums and deposits are ceded to ALIC under reinsurance agreements.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost or amortized cost, which approximates fair value.

Investment income consists primarily of interest and dividends on short-term investments. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE
The Company has reinsurance agreements whereby substantially all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC. Such amounts are reflected net of such reinsurance in the statements of operations and comprehensive income. The amounts shown in the Company's statements of operations and comprehensive income relate to the investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES
Revenues on universal life-type contracts are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on investment contracts include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balance. All premium revenues and contract charges are primarily reinsured with ALIC.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes arise from unrealized capital gains and losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues flexible premium deferred variable annuity and variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as assets and liabilities of the Separate Accounts. The Company's Separate Accounts consist of: Northbrook Variable Annuity Account, Northbrook Variable Annuity Account II and Northbrook Life Variable Life Separate Account A. Each of the Separate Accounts are unit investment trusts registered with the Securities and Exchange Commission.

The assets of the Separate Accounts are carried at fair value. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of operations and comprehensive income. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administration fees, mortality and expense risk charges and cost of insurance charges, all of which are reinsured with ALIC.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to structured settlement annuities with life contingencies, is computed on the basis of assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Reserve interest rates ranged from 4.00% to 11.00% during 1998.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most fixed annuities and universal life policies. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. During 1998, credited interest rates on contractholder funds ranged from 3.46% to 11.00% for those contracts with fixed interest rates and from 3.25% to 6.50% for those with flexible rates.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARDS
In 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." Comprehensive income is a measurement of certain changes in shareholder's equity that result from transactions and other economic events other than transactions with shareholders. For the Company, these consist of changes in unrealized gains and losses on the investment portfolio (See Note 9).

In 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 redefines how segments are determined and requires additional segment disclosures for both annual and interim financial reporting. The Company has identified itself as a single operating segment.

PENDING ACCOUNTING STANDARDS
In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-related Assessments." The SOP is required to be adopted in 1999. The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. The Company is currently evaluating the effects of this SOP on its accounting for insurance-related assessments. Certain information required for compliance is not currently available and therefore the Company is studying alternatives for estimating the accrual. In addition, industry groups are working to improve the information available. Adoption of this standard is not expected to be material to the results of operations or financial position of the Company.


3.    RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements whereby substantially all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. The amounts shown in the Company's statements of operations and comprehensive income relate to the investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contracholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under the terms of reinsurance agreements. The following amounts were ceded to ALIC under reinsurance agreements.

                                           YEAR ENDED DECEMBER 31,
                                           -----------------------
($ in thousands)                         1998      1997       1996
                                         ----      ----       ----

Premiums                              $  2,528   $  1,979   $  3,775
Contract charges                       102,218     83,559     60,744
Credited interest, policy benefits,
     and certain expenses              217,428    201,526    218,088


BUSINESS  OPERATIONS
The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $26,230, $23,978 and $26,583 in 1998, 1997 and 1996, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

4.  EXCLUSIVE DISTRIBUTION AGREEMENT

The Company and ALIC have a strategic alliance with Dean Witter to develop, market and distribute proprietary annuity and life insurance products through Morgan Stanley Dean Witter Financial Advisors. Affiliates of Dean Witter are the investment managers for the Morgan Stanley Dean Witter Variable Investment Series, Morgan Stanley Universal Funds, Inc. and the Van Kampen American Capital Life Investment Trust, the funds in which the assets of the Separate Accounts are invested.

Under the terms of the strategic alliance, the Company has agreed to use Dean Witter as an exclusive distribution channel for the Company's products. In addition to the Company's products, Dean Witter markets other products which compete with those of the Company. The strategic alliance is cancelable by either party, however, the Company believes the benefits derived by Dean Witter will preserve the alliance. If Dean Witter would choose to cancel the alliance, existing contracts and policies would not be affected.


5.  INVESTMENTS

FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:


                                                              GROSS UNREALIZED
                                                            --------------------
                                                   AMORTIZED                         FAIR
                                                     COST      GAINS     LOSSES      VALUE
                                                  ----------   -------   -------    -------

AT DECEMBER 31, 1998
U.S. government and agencies                         $ 8,648   $ 1,469   $    --    $10,117
Municipal                                                590        11        --        601
Corporate                                             33,958     1,634       (16)    35,576
Mortgage-backed securities                            37,960     2,250      (168)    40,042
                                                     -------   -------   -------    -------
     Total fixed income securities                   $81,156   $ 5,364   $  (184)   $86,336
                                                     =======   =======   =======    =======

AT DECEMBER 31, 1997
U.S. government and agencies                         $ 8,638   $   823   $    --    $ 9,461
Municipal                                              1,143        28        --      1,171
Corporate                                             25,913       897       (12)    26,798
Mortgage-backed securities                            36,797     2,315      (140)    38,972
                                                     -------   -------   -------    -------
     Total fixed income securities                   $72,491   $ 4,063   $  (152)   $76,402
                                                     =======   =======   =======    =======

SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 1998:

                                                    AMORTIZED    FAIR
                                                      COST      VALUE

Due in one year or less                              $ 1,443   $ 1,452
Due after one year through five years                  7,546     7,950
Due after five years through ten years                26,008    27,429
Due after ten years                                    8,199     9,463
                                                     -------   -------
                                                      43,196    46,294
Mortgage-backed securities                            37,960    40,042
                                                     -------   -------
      Total                                          $81,156   $86,336
                                                     =======   =======

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.


NET INVESTMENT INCOME
YEAR ENDED DECEMBER 31,                             1998      1997        1996
                                                    ----      ----        ----

Fixed income securities                            $ 5,616   $ 5,364    $ 4,675
Short-term investments                                 190        84        390
                                                   -------   -------    -------
    Investment income, before expense                5,806     5,448      5,065
    Investment expense                                 115       302        177
                                                   -------   -------    -------
    Net investment income                          $ 5,691   $ 5,146    $ 4,888
                                                   =======   =======    =======

REALIZED CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31,                             1998      1997       1996
                                                    ----      ----       ----

Fixed income securities                            $     2   $   (70)   $   (22)
Short-term investments                                  --         2          2
                                                   -------   -------    -------
    Realized capital gains and losses                    2       (68)       (20)
    Income tax                                          (1)       24          7
                                                   -------   -------    -------
    Realized capital gains and losses, after tax   $     1   $   (44)   $   (13)
                                                   =======   =======    =======

Excluding calls and prepayments, gross losses of $9, $70 and $32 were realized on sales of fixed income securities during 1998, 1997 and 1996, respectively.

UNREALIZED NET CAPITAL GAINS
Unrealized   net  capital   gains  on  fixed  income   securities   included  in
shareholder's equity at December 31, 1998 are as follows:


                                 COST/
                               AMORTIZED     FAIR      GROSS UNREALIZED     UNREALIZED
                                 COST        VALUE      GAINS     LOSSES     NET GAINS
                               --------    --------   --------   --------    --------

Fixed income securities        $ 81,156    $ 86,336   $  5,364   $   (184)   $  5,180
                               ========    ========   ========   ========
Deferred income taxes                                                          (1,813)
                                                                             --------
Unrealized net capital gains                                                 $  3,367
                                                                             ========


CHANGE IN UNREALIZED NET CAPITAL GAINS
YEAR ENDED DECEMBER 31,                    1998       1997       1996
                                          -------    -------    -------

  Fixed income securities                 $ 1,269    $ 1,932    $(2,108)
  Deferred income taxes                      (444)      (676)       737
                                          -------    -------    -------
  Increase (decrease) in unrealized net
   capital gains                          $   825    $ 1,256    $(1,371)
                                          =======    =======    =======


SECURITIES ON DEPOSIT
At December 31, 1998, fixed income securities with a carrying value of $9,188 were on deposit with regulatory authorities as required by law.

6.    FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions.
Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including universal life-type insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income, are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:

                                  1998                      1997
                                  ----                      ----
                           CARRYING       FAIR       CARRYING      FAIR
                            VALUE         VALUE        VALUE       VALUE
                            -----         -----        -----       -----

Fixed income securities   $   86,336   $   86,336   $   76,402   $   76,402
Short-term investments         5,083        5,083        3,031        3,031
Separate Accounts          7,031,083    7,031,083    5,719,203    5,719,203

Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.


FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:
                                    1998                      1997
                                    ----                      ----
                             CARRYING      FAIR        CARRYING      FAIR
                              VALUE        VALUE         VALUE       VALUE
                              -----        -----         -----       -----
Contractholder funds on
     investment contracts   $1,839,114   $1,814,684   $1,977,479   $1,951,214
Separate Accounts            7,031,083    7,031,083    5,719,203    5,719,203

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.


7.    INCOME TAXES

The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to Sears, Roebuck and Co.'s ("Sears") distribution ("Sears distribution") on June 30, 1995 of its 80.3% ownership in the Corporation to Sears shareholders, the Allstate Group joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return.

As a result of the Sears distribution, the Allstate Group was no longer included in the Sears Tax Group, and the Tax Sharing Agreement was terminated. Accordingly, the Allstate Group and Sears Group entered into a new tax sharing agreement, which adopts many of the principles of the Tax Sharing Agreement and governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Sears distribution, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustment that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                              1998       1997
                                              ----       ----

DEFERRED ASSETS
    Separate Accounts                        $  --      $   149
                                             -------    -------

DEFERRED LIABILITIES
    Difference in tax bases of investments    (1,503)    (1,454)
    Unrealized net capital gains              (1,813)    (1,369)
                                             -------    -------
         Total deferred liabilities           (3,316)    (2,823)
                                             -------    -------
         Net deferred liability              $(3,316)   $(2,674)
                                             =======    =======

The components of income tax expense for the year ended December 31, are as follows:

                                 1998     1997       1996
                                 ----     ----       ----

Current                        $ 1,797   $ 1,843    $ 1,642
Deferred                           198       (87)        24
                               -------   -------    -------
    Total income tax expense   $ 1,995   $ 1,756    $ 1,666
                               =======   =======    =======

The Company paid income taxes of $129, $2,236 and $2,308 in 1998, 1997 and 1996, respectively. The Company had a current income tax liability of $1,830 and $162 at December 31, 1998 and 1997, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                        1998        1997      1996
                                       ------      ------    ------

Statutory federal income tax rate       35.0%      35.0%      35.0%
Tax-exempt income                       (0.2)      (0.4)      (0.6)
Other                                    0.2        --        (0.2)
                                       ------     ------     ------
Effective income tax rate               35.0%      34.6%      34.2%
                                       ======     ======     ======

Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1998, approximately $16, will result in federal income taxes payable of $6 if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.

8.       STATUTORY FINANCIAL INFORMATION

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC's codification initiative has produced a comprehensive guide of revised statutory accounting principles. While the NAIC has approved a January 1, 2001 implementation date for the newly developed guidance, companies must adhere to the implementation date adopted by their state of domicile. The Company's state of domicile, Arizona, is continuing its comparison of codification and current statutory accounting requirements to determine necessary revisions to existing state laws and regulations. The requirements are not expected to have a material impact on the statutory surplus of the Company.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1999 without prior approval of the Arizona Department of Insurance is $3,518.

9.    OTHER COMPREHENSIVE INCOME

The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:



                                                 1998                            1997                           1996
                                 --------------------------------    ----------------------------  -----------------------------
                                                           After-                         After-                         After-
                                     Pretax      Tax        tax      Pretax      Tax       tax      Pretax       Tax      tax
                                     ------      ---        ---      ------      ---       ---      ------       ---      ---

Unrealized capital gains
 and losses:
---------------------------------
Unrealized holding gains
   (losses) arising during
   the period                       $ 1,271    $  (445)   $   826    $ 1,862   $  (652)   $ 1,210   $(2,130)   $   745   $(1,385)
Less:  reclassification
   adjustment for realized
   net capital gains
   included in net income                 2         (1)         1        (70)       24        (46)      (22)         8       (14)
                                    -------    -------    -------    -------   -------    -------   -------    -------   -------
Unrealized net capital
   gains (losses)                     1,269       (444)       825      1,932      (676)     1,256    (2,108)       737    (1,371)
                                    -------    -------    -------    -------   -------    -------   -------    -------   -------
Other comprehensive
   income                           $ 1,269    $  (444)   $   825    $ 1,932   $  (676)   $ 1,256   $(2,108)   $   737   $(1,371)
                                    =======    =======    =======    =======   =======    =======   =======    =======   =======



10.      COMMITMENTS AND CONTINGENT LIABILITIES

REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

                        NORTHBROOK LIFE INSURANCE COMPANY
                            SCHEDULE IV--REINSURANCE
                                ($ IN THOUSANDS)


                                   GROSS                     NET
YEAR ENDED DECEMBER 31, 1998       AMOUNT      CEDED        AMOUNT
----------------------------       ------      -----        ------

Life insurance in force          $ 494,256   $ 494,256    $   --
                                 =========   =========    =========

Premiums and contract charges:
         Life and annuities      $ 104,746   $ 104,746    $   --
                                 =========   =========    =========


                                   GROSS                     NET
YEAR ENDED DECEMBER 31, 1997       AMOUNT      CEDED        AMOUNT
----------------------------       ------      -----        ------

Life insurance in force          $ 515,890   $ 515,890    $   --
                                 =========   =========    =========

Premiums and contract charges:
         Life and annuities      $  85,538   $  85,538    $   --
                                 =========   =========    =========

                                   GROSS                     NET
YEAR ENDED DECEMBER 31, 1996       AMOUNT      CEDED        AMOUNT
----------------------------       ------      -----        ------


Life insurance in force          $ 556,242   $ 556,242    $   --
                                 =========   =========    ==========

Premiums and contract charges:
         Life and annuities      $  64,519   $  64,519    $   --
                                 =========   =========    ==========

--------------------------------------------------------------------------------

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                Financial Statements as of December 31, 1998 and
                   for the periods ended December 31,1998 and
               December 31,1997, and Independent Auditors' Report

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page

Independent Auditors' Report                                                   1

Statements of Net Assets as of December 31, 1998 for the following:

Investments in the Morgan Stanley Dean Witter Investment Series
 Portfolios:                                                                   2
  Money Market
  High Yield
  Equity
  Quality Income Plus
  Strategist
  Dividend Growth
  Utilities
  European Growth
  Capital Growth
  Global Dividend Growth
  Pacific Growth
  Capital Appreciation
  Income Builder

Statements of Operations for the following:

For the Year Ended December 31, 1998 and the Period November 13, 1997 (commencement of operations) to December 31, 1997

Investments  in the Morgan Stanley Dean Witter
 Investment Series Portfolios:
  Money Market                                                             3,5
  High Yield
  Equity
  Quality Income Plus
  Strategist
  Dividend Growth
  Utilities
  European Growth                                                          4,6
  Capital Growth
  Global Dividend Growth
  Pacific Growth
  Capital Appreciation
  Income Builder

Statements of Changes in Net Assets for the following:

For  the  Year  Ended  December  31,  1998  and the  Period
November  13,  1997 (commencement of operations) to December 31, 1997

Investments  in the Morgan Stanley Dean Witter Investment
 Series Portfolios:
  Money Market                                                             7,9
  High Yield
  Equity
  Quality Income Plus
  Strategist
  Dividend Growth
  Utilities
  European Growth                                                          8,10
  Capital Growth
  Global Dividend Growth
  Pacific Growth
  Capital Appreciation
  Income Builder

Notes to Financial Statements                                            11 - 13

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Northbrook Life Insurance Company:

We have audited the accompanying statements of net assets of each of the sub-accounts ("portfolios" for the purposes of this report), listed in the table of contents, that comprise Northbrook Life Variable Life Separate Account A (the "Account"), a Separate Account of Northbrook Life Insurance Company, an affiliate of The Allstate Corporation, as of December 31, 1998, and the related statements of operations and changes in net assets for the applicable periods indicated in the table of contents. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the portfolios, listed in the table of contents, that comprise the Account as of December 31, 1998, and the results of their operations, and the changes in their net assets for each of the periods, indicated in the table of contents, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 18, 1999

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

($ and shares in whole amounts)

ASSETS
Investments in the Morgan Stanley Dean Witter Variable
 Investment Series Portfolios:
  Money Market, 1,038,941 shares (cost $1,038,941) ................   $1,038,941
  High Yield, 119,278 shares (cost $712,411) ......................      604,737
  Equity, 36,997 shares (cost $1,309,419) .........................    1,427,346
  Quality Income Plus, 106,470 shares (cost $1,163,132) ...........    1,171,172
  Strategist, 31,502 shares (cost $485,109) .......................      524,196
  Dividend Growth, 132,210 shares (cost $2,890,639) ...............    2,925,803
  Utilities, 19,127 shares (cost $372,569) ........................      406,451
  European Growth 14,708 shares (cost $386,702) ...................      399,768
  Capital Growth, 10,092 shares (cost $176,341) ...................      205,469
  Global Dividend Growth, 55,575 shares (cost $771,925) ...........      768,603
  Pacific Growth, 3,202 shares (cost $17,918) .....................       16,490
  Capital Appreciation, 4,237 shares (cost $48,404) ...............       43,898
  Income Builder, 25,284 shares (cost $299,604) ...................      289,760
                                                                      ----------
           Total assets ...........................................    9,822,634

LIABILITIES
Payable to Northbrook Life Insurance Company:
  Accrued contract charges ........................................        2,584
                                                                      ----------
           Net assets .............................................   $9,820,050
                                                                      ==========

See notes to financial statements.


NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
($ in whole amounts)

                                                     Morgan Stanley Dean Witter Variable Investment Series Portfolios
                                         ---------------------------------------------------------------------------------
                                                                 For the Year Ended December 31, 1998
                                         ---------------------------------------------------------------------------------
                                                                              Quality
                                           Money       High                   Income                 Dividend
                                          Market       Yield       Equity       Plus    Strategist    Growth     Utilities
                                         ---------   ---------   ---------   ---------  ----------   ---------   ---------

INVESTMENT INCOME
Dividends .............................  $  75,284   $  51,206   $  97,876   $  38,133   $  31,144   $ 173,939   $  15,610
Charges from Northbrook Life Insurance
 Company:
  Mortality and expense risk ..........     (6,262)     (4,830)     (7,287)     (4,159)     (2,485)    (15,782)     (1,265)
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------
      Net investment income (loss).....     69,022      46,376      90,589      33,974      28,659     158,157      14,345

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
  Realized gains (losses) from sales of
   investments:
    Proceeds from sales ...............    812,217     159,264     143,153      10,611      17,799     131,654      12,499
    Cost of investments sold ..........    812,217     186,549     128,870      41,674      57,283     186,529      17,658
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------
      Net realized gains (losses) .....         --     (27,285)     14,283     (31,063)    (39,484)    (54,875)     (5,159)

  Change in unrealized gains (losses) .         --    (107,673)    114,532       7,597      38,959      32,997      33,698
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------
      Net gains (losses) on investments         --    (134,958)    128,815     (23,466)       (525)    (21,878)     28,539
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS ..........................  $  69,022   $ (88,582)  $ 219,404   $  10,508   $  28,134   $ 136,279   $  42,884
                                         =========   =========   =========   =========   =========   =========   =========


See notes to financial statements.


NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------
($ in whole amounts)

                                                      Morgan Stanley Dean Witter Variable Investment Series Portfolios
                                                      ----------------------------------------------------------------
                                                                     For the Year Ended December 31, 1998
                                                      ----------------------------------------------------------------
                                                                             Global               Capital
                                                      European    Capital   Dividend   Pacific    Appreci-    Income
                                                       Growth     Growth     Growth     Growth     ation      Builder
                                                      --------   --------   --------   --------   --------   --------

INVESTMENT INCOME
Dividends ..........................................  $ 17,237   $  2,673   $ 51,502   $    400   $    204   $  9,718
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk .......................    (2,436)      (666)    (3,900)      (155)      (334)    (1,910)
                                                      --------   --------   --------   --------   --------   --------

      Net investment income (loss)..................    14,801      2,007     47,602        245       (130)     7,808

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
  Realized gains (losses) from sales of investments:
    Proceeds from sales ............................    47,367      1,573     54,620        551        964     36,892
    Cost of investments sold .......................    43,899      1,580     51,388        281        931     70,635
                                                      --------   --------   --------   --------   --------   --------

      Net realized gains (losses) ..................     3,468         (7)     3,232        270         33    (33,743)

  Change in unrealized gains (losses) ..............    13,019     28,508     (3,294)    (1,428)    (3,776)    (9,844)
                                                      --------   --------   --------   --------   --------   --------

      Net gains (losses) on investments ............    16,487     28,501        (62)    (1,158)    (3,743)   (43,587)
                                                      --------   --------   --------   --------   --------   --------

CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS .......................................  $ 31,288   $ 30,508   $ 47,540   $   (913)  $ (3,873)  $(35,779)
                                                      ========   ========   ========   ========   ========   ========

See notes to financial statements.


NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
($ in whole amounts)

                                                          Dean Witter Variable Investment Series Portfolios
                                         ---------------------------------------------------------------------------------
                                                      For the Period November 13, 1997 (commencement of operations)
                                                                        to December 31, 1997
                                         ---------------------------------------------------------------------------------
                                                                              Quality
                                           Money       High                   Income                 Dividend
                                          Market       Yield       Equity       Plus    Strategist    Growth     Utilities
                                         ---------   ---------   ---------   ---------  ----------   ---------   ---------

INVESTMENT INCOME
Dividends .............................  $     455   $     337   $     268   $     711   $     110   $   1,300   $      67
Charges from Northbrook Life Insurance
 Company:
  Mortality and expense risk ..........        (78)        (17)       (100)        (68)         (5)       (160)         (3)
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------

      Net investment income (loss) ....        377         320         168         643         105       1,140          64

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
  Realized gains (losses) from sales
   of investments:
    Proceeds from sales ...............     59,910          16         142         189           5         175           3
    Cost of investments sold ..........     59,910          16         143         188           5         174           3
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------

      Net realized gains (losses) .....         --          --          (1)          1          --           1          --

  Change in unrealized gains (losses) .         --          (1)      3,395         443         128       2,167         184
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------

      Net gains (losses) on investments         --          (1)      3,394         444         128       2,168         184
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------

CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS ..........................  $     377   $     319   $   3,562   $   1,087   $     233   $   3,308   $     248
                                         =========   =========   =========   =========   =========   =========   =========


See notes to financial statements.


NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------
($ in whole amounts)

                                                              Dean Witter Variable Investment Series Portfolios
                                                      ----------------------------------------------------------------
                                                        For the Period November 13, 1997 (commencement of operations)
                                                                             to December 31, 1997
                                                      ----------------------------------------------------------------
                                                                             Global               Capital
                                                      European    Capital   Dividend   Pacific    Appreci-   Income
                                                       Growth     Growth     Growth     Growth     ation     Builder
                                                      --------   --------   --------   --------  --------   --------

INVESTMENT INCOME
Dividends ..........................................  $     --   $     --   $    104   $     --  $     --   $     --
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk .......................       (23)        (4)       (21)        --       (11)        --
                                                      --------   --------   --------   --------  --------   --------

           Net investment income (loss) ............       (23)        (4)        83         --       (11)        --

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
  Realized gains (losses) from sales of investments:
    Proceeds from sales ............................        25          4         30         --        16         --
    Cost of investments sold .......................        26          4         30         --        17         --
                                                      --------   --------   --------   --------  --------   --------

           Net realized gains (losses) .............        (1)        --         --         --        (1)        --

  Change in unrealized gains (losses) ..............        47        620        (28)        --      (730)        --
                                                      --------   --------   --------   --------  --------   --------

           Net gains (losses) on investments .......        46        620        (28)        --      (731)        --
                                                      --------   --------   --------   --------  --------   --------

CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS .......................................  $     23   $    616   $     55   $     --  $   (742)  $     --
                                                      ========   ========   ========   ========  ========   ========


See notes to financial statements.


NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
($ in whole amounts)

                                                       Morgan Stanley Dean Witter Variable Investment Series Portfolios
                                      -------------------------------------------------------------------------------------------
                                                                 For the Year Ended December 31, 1998
                                      -------------------------------------------------------------------------------------------
                                                                                  Quality
                                           Money       High                        Income                  Dividend
                                          Market       Yield        Equity          Plus     Strategist     Growth     Utilities
                                      -----------   ----------   -----------   -----------   ----------   ----------   ----------


FROM OPERATIONS
Net investment income (loss) .......  $    69,022   $   46,376   $    90,589   $    33,974   $   28,659   $  158,157   $   14,345
Net realized gains (losses) ........         --        (27,285)       14,283       (31,063)     (39,484)     (54,875)      (5,159)
Change in unrealized gains (losses)          --       (107,673)      114,532         7,597       38,959       32,997       33,698
                                      -----------   ----------   -----------   -----------   ----------   ----------   ----------

      Change in net assets resulting
        from operations ............       69,022      (88,582)      219,404        10,508       28,134      136,279       42,884

FROM CAPITAL TRANSACTIONS
Deposits ...........................    8,943,005          687          --          13,132         --           --           --
Benefit payments ...................         --           --            --            --           --           --           --
Payments on termination ............      (57,013)        --            --            --           --           --           --
Contract charges ...................      (11,773)      (9,932)      (13,312)       (7,231)      (5,135)     (29,869)      (2,389)
Transfers among the portfolios
  and with the general
  account - net ....................   (8,042,636)     671,848     1,062,866     1,081,871      483,699    2,558,640      357,037
                                      -----------   ----------   -----------   -----------   ----------   ----------   ----------
      Change in net assets resulting
        from capital transaction ...      831,583      662,603     1,049,554     1,087,772      478,564    2,528,771      354,648
                                      -----------   ----------   -----------   -----------   ----------   ----------   ----------

INCREASE IN NET ASSETS .............      900,605      574,021     1,268,958     1,098,280      506,698    2,665,050      397,532

NET ASSETS AT BEGINNING OF YEAR ....      138,062       30,557       158,013        72,584       17,360      259,983        8,812
                                      -----------   ----------   -----------   -----------   ----------   ----------   ----------

NET ASSETS AT END OF YEAR ..........  $ 1,038,667   $  604,578   $ 1,426,971   $ 1,170,864   $  524,058   $2,925,033   $  406,344
                                      ===========   ==========   ===========   ===========   ==========   ==========   ==========


See notes to financial statements.


NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
($ in whole amounts)

                                                Morgan Stanley Dean Witter Variable Investment Series Portfolios
                                             ---------------------------------------------------------------------
                                                              For the Year Ended December 31, 1998
                                             ---------------------------------------------------------------------
                                                                      Global                Capital
                                             European     Capital    Dividend    Pacific     Appreci-     Income
                                              Growth       Growth     Growth      Growth      ation       Builder
                                             ---------   ---------  ----------   --------   ---------   ----------

FROM OPERATIONS
Net investment income (loss) ..............  $  14,801   $   2,007   $  47,602   $     245   $    (130)  $   7,808
Net realized gains (losses) ...............      3,468          (7)      3,232         270          33     (33,743)
Change in unrealized gains (losses) .......     13,019      28,508     (3,294)     (1,428)     (3,776)      (9,844)
                                             ---------   ---------  ----------   --------   ---------    ---------

      Change in net assets resulting
        from operations ...................     31,288      30,508      47,540        (913)     (3,873)    (35,779)

FROM CAPITAL TRANSACTIONS
Deposits ..................................        687          --          --          --          --          --
Benefit payments ..........................         --          --          --          --          --          --
Payments on termination ...................         --          --          --          --          --          --
Contract charges ..........................     (4,711)     (1,188)     (7,595)       (159)       (618)     (4,127)
Transfers among the portfolios
  and with the general account - net           336,917     161,739     673,671      17,558      29,147     329,590
                                             ---------   ---------   ---------   ---------   ---------   ---------

      Change in net assets resulting from
        capital transactions ..............    332,893     160,551     666,076      17,399      28,529     325,463
                                             ---------   ---------   ---------   ---------   ---------   ---------

INCREASE IN NET ASSETS ....................    364,181     191,059     713,616      16,486      24,656     289,684

NET ASSETS AT BEGINNING OF YEAR ...........     35,482      14,356      54,784          --      19,230          --
                                             ---------   ---------   ---------   ---------   ---------   ---------

NET ASSETS AT END OF YEAR .................  $ 399,663   $ 205,415   $ 768,400   $  16,486   $  43,886   $ 289,684
                                             =========   =========   =========   =========   =========   =========

See notes to financial statements.


NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
($ in whole amounts)

                                                                  Dean Witter Variable Investment Series Portfolios
                                               ---------------------------------------------------------------------------------
                                               For the Period November 13, 1997 (commencement of operations) to December 31, 1997
                                               ---------------------------------------------------------------------------------
                                                                                    Quality
                                                 Money       High                   Income                 Dividend
                                                 Market      Yield       Equity      Plus     Strategist    Growth     Utilities
                                               ---------   ---------   ---------   ---------  ----------   ---------   ---------

FROM OPERATIONS
Net investment income (loss) ................  $     377   $     320   $     168   $     643   $     105   $   1,140   $      64
Net realized gains (losses) .................         --          --          (1)          1          --           1          --
Change in unrealized gains (losses) .........         --          (1)      3,395         443         128       2,167         184
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------

      Change in net assets resulting
        from operations .....................        377         319       3,562       1,087         233       3,308         248

FROM CAPITAL TRANSACTIONS
Deposits ....................................         --          --          --          --          --          --          --
Benefit payments ............................         --          --          --          --          --          --          --
Payments on termination .....................         --          --          --          --          --          --          --
Contract charges ............................       (209)        (40)       (252)       (131)        (19)       (410)         (9)
Transfers among the portfolios and
  with the general account - net ............    137,894      30,278     154,703      71,628      17,146     257,086       8,573
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------

      Change in net assets resulting from
        capital transactions ................    137,685      30,238     154,451      71,497      17,127     256,676       8,564
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------

INCREASE IN NET ASSETS ......................    138,062      30,557     158,013      72,584      17,360     259,984       8,812

NET ASSETS AT BEGINNING OF PERIOD ...........         --          --          --          --          --          --          --
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------

NET ASSETS AT END OF PERIOD .................  $ 138,062   $  30,557   $ 158,013   $  72,584   $  17,360   $ 259,984   $   8,812
                                               =========   =========   =========   =========   =========   =========   =========

Net asset value per unit at end of period      $   10.06   $   10.16   $   10.47   $   10.19   $   10.22   $   10.24   $   11.15
                                               =========   =========   =========   =========   =========   =========   =========

Units outstanding at end of period ..........     13,725       3,006      15,088       7,123       1,699      25,395         790
                                               =========   =========   =========   =========   =========   =========   =========



See notes to financial statements.



                                       9

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
($ in whole amounts)

                                                      Dean Witter Variable Investment Series Portfolios
                                               ----------------------------------------------------------------
                                                 For the Period November 13, 1997 (commencement of Operations)
                                                                    to   December 31, 1997
                                               ----------------------------------------------------------------
                                                                      Global               Capital
                                               European    Capital   Dividend   Pacific    Appreci-   Income
                                                Growth     Growth     Growth     Growth     ation     Builder
                                               --------   --------   --------   --------  --------   --------
FROM OPERATIONS
Net investment income (loss) ................  $    (23)  $     (4)  $     83   $     --  $    (11)  $     --
Net realized gains (losses) .................        (1)        --         --         --        (1)        --
Change in unrealized gains (losses) .........        47        620        (28)        --      (730)        --
                                               --------   --------   --------   --------  --------   --------

      Change in net assets resulting
        from operations .....................        23        616         55         --      (742)        --

FROM CAPITAL TRANSACTIONS
Deposits ....................................        --         --         --         --        --         --
Benefit payments ............................        --         --         --         --        --         --
Payments on termination .....................        --         --         --         --        --         --
Contract charges ............................       (48)       (20)       (81)        --       (28)        --
Transfers among the portfolios and
  with the general account - net ............    35,507     13,760     54,810         --    20,000         --
                                               --------   --------   --------   --------  --------   --------

      Change in net assets resulting from
        capital transactions ................    35,459     13,740     54,729         --    19,972         --
                                               --------   --------   --------   --------  --------   --------

INCREASE IN NET ASSETS ......................    35,482     14,356     54,784         --    19,230         --

NET ASSETS AT BEGINNING OF PERIOD ...........        --         --         --         --        --         --
                                               --------   --------   --------   --------  --------   --------

NET ASSETS AT END OF PERIOD .................  $ 35,482   $ 14,356   $ 54,784   $     --  $ 19,230   $     --
                                               ========   ========   ========   ========  ========   ========

Net asset value per unit at end of period      $  10.26   $   9.43   $  10.17   $     --  $   9.63   $     --
                                               ========   ========   ========   ========  ========   ========

Units outstanding at end of period                3,458      1,522      5,388         --     1,997         --
                                               ========   ========   ========   ========  ========   ========

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


1.   ORGANIZATION

     Northbrook Life Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Northbrook Life Insurance Company ("Northbrook Life"). The assets of the Account are legally segregated from those of Northbrook Life. Northbrook Life is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is a wholly owned subsidiary of The Allstate Corporation. The Account was established January 15, 1996, by resolution of the Board of Directors of Northbrook Life and began accepting policyholder deposits on November 13, 1997.

     Northbrook Life issues the Morgan Stanley Dean Witter Variable Life policy, the deposits of which are invested at the direction of the policyholder in the sub-accounts ("portfolios" for purposes of this report) that comprise the Account. Policyholders bear all of the investment risk. The portfolios invest in the Morgan Stanley Dean Witter Variable Investment Series (the "Fund").

     Northbrook Life provides insurance and administrative services to the policyholder for a fee.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1998.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the date of record.

     REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Northbrook Life. Northbrook Life is taxed as a life insurance company under the Code. No federal income taxes are payable by the Account in 1998 and 1997 as the Account did not generate taxable income.

3.   CONTRACT CHARGES

     Northbrook Life assesses each policyholder a mortality and expense risk related to operations of the Account. Charges are deducted daily at a rate equal to .90% per annum of the daily net assets of the Account.

     Northbrook Life charges each policyholder monthly for cost of insurance, tax expense and administrative expense. The cost of insurance is determined based upon several variables, including the policyholder's death benefit amount and Account value. Tax expenses is charged at an annual rate equal to .40% of the Account value for the first ten contract years. Northbrook Life deducts a monthly administrative fee of .25% of the Account value.

     If aggregate deposits are less than $40,000, the Account will deduct an annual maintenance fee of $30 on each contract anniversary.

4.   FINANCIAL INSTRUMENT

     The investments of the Account are carried at fair value, based on quoted market prices. Accrued contract maintenance charges are of a short-term nature. It is assumed that their carrying value approximates fair value.


5. UNITS ISSUED AND REDEEMED

   (Units in whole amounts)

                                                                         Unit activity during 1998:
                                                                    -------------------------------------

                                                  Units                                         Units      Accumulation
                                               Outstanding                                   Outstanding       Value
                                                December        Units           Units         December        December
                                                31, 1997        Issued        Redeemed        31, 1998       31, 1998
                                              -------------  -------------  -------------   -------------  -------------

Investments in the Morgan Stanley Dean Witter
 Variable Investment Series Portfolios:
      Money Market .........................         13,725      1,460,923     (1,366,671)        107,977  $        9.62
      High Yield ...........................          3,006        107,267        (46,285)         63,988           9.45
      Equity Fund ..........................         15,088        134,029        (43,721)        105,396          13.54
      Quality Income Plus ..................          7,123        143,038        (43,474)        106,687          10.98
      Strategist ...........................          1,699         70,993        (31,795)         40,897          12.82
      Dividend Growth ......................         25,395        354,205       (127,320)        252,280          11.60
      Utilities ............................            790         30,617         (1,696)         29,711          13.68
      European Growth ......................          3,458         39,082        (10,839)         31,701          12.61
      Capital Growth .......................          1,522         21,389         (4,540)         18,371          11.18
      Global Dividend Growth ...............          5,388         71,861         (9,486)         67,763          11.34
      Pacific Growth .......................             --          2,075            (95)          1,980           8.33
      Capital Appreciation .................          1,997          3,525           (525)          4,997           8.78
      Income Builder .......................             --         64,771        (37,425)         27,346          10.60



Units relating to accrued contract maintenance charges are included in units redeemed.

Part II - Other Information

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATIONS AS TO FEES AND CHARGES

Northbrook Life Insurance Company represents that the fees and charges deducted under the Modified Single Premium Variable Life Insurance Contract registered by this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rules 6c-3 and 63-3(T) under the Investment Company Act of 1940 ("Investment Company Act").

RULE 484 UNDERTAKING

The By-Laws of Northbrook Life Insurance Company ("Depositor") which are incorporated herein by reference as Exhibit 1 (A)(6)(b), provide that it will indemnify its officers and directors for certain damages and expenses that may be incurred in the performance of their duty to Depositor. No indemnification is provided, however, when such person is adjudged to be liable for negligence or misconduct in the performance of his or her duty, unless indemnification is deemed appropriate by the court upon application. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settle by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:
The Facing Sheet.
Reconciliation and tie between items in Form N-8B-2 and the Prospectus. The Prospectus consisting of [__] PAGES.
The Undertaking to File Reports.
Representations as to fees and charges.
Representations Pursuant to Rule 6e-3(T).
Rule 484 Undertaking.
The Signatures.
Written Consents of the following persons:

      (a)   Freedman Levy Kroll & Simonds
      (b)   Deloitte & Touche LLP

The following exhibits:

1. The following exhibits are required by Article IX, paragraph A of the Form N-8B-2, and, unless otherwise noted, are filed herewith:

     (1)  Form of  resolution  of the Board of Directors  of Glenbrook  Life and
          Annuity  Company  authorizing   establishment  of  the  Variable  Life
          Separate Account A.*
     (2)  Not applicable.
     (3) (a) Form of Principal Underwriting Agreement.** (b) Form of Selling Agreement.** (c) See Exhibit 1(A)(3)(b).
     (4)  Not applicable.
     (5)  (a) Specimen Contract.*
     (6) (a) Amended and Restated Articles of Incorporation and Article of Redomestication of Glenbrook Life and Annuity Company***
          (b) Amended and Restated By-laws of Glenbrook Life and Annuity Company***
     (7)  Not applicable.
     (8)  Form of Participation Agreement.****
     (9)  Not Applicable.
     (10) Form of Application for Contract.*****
2.   Opinion of Counsel
     (a) Illinois*****
     (b) Arizona
3.   Not Applicable
     (1)      Not applicable
     (2)      Not applicable
4.   Not applicable.
5.   Not applicable.
6.   Powers of Attorney
     (a)Powers of Attorney for Louis G. Lower, II, Michael J. Velotta, Peter
        H. Heckman, John R. Hunter, Kevin R. Slawin, G. Craig Whitehead, Keith
        A. Hauschildt*
     (b)Power of Attorney for Thomas J. Wilson, II
7.   Consents:
     (1) Freedman Levy Kroll & Simonds
     (2) Deloitte & Touche LLP
8.   Representations Pursuant to Rule 6e-3(T)
9.   Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(3)(iii)*****
10.  Actuarial Opinion and Consent******
11.  Hypothetical Illustrations******

* Previously file in the initial filing to this Registration Statement (File No. 333-25057) dated April 11, 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 13 to Depositor's Form N-4 Registration Statement (File No. 033-35412) dated December 31, 1996.

***Incororated herein by reference to Depositor's Form 10-K Annual Report filed March 30, 1999

**** Incorporated herein by reference to Post-Effective Amendment No. 20 to Depositor's Form N-4 Registration Statement (File No. 002-82511) dated April 30, 1996.

***** Previously file in Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-25057) dated August 22, 1997.

***** Previously file in Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-25057) dated April 30, 1998.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Act"), the registrant, Northbrook Life Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Act and has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the Village of Northfield, and State of Illinois, on the 27th day of April 1999.


               NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                  (Registrant)

                       NORTHBROOK LIFE INSURANCE COMPANY
                                (Depositor)

(SEAL)

Attest:/s/BRENDA D. SNEED                         By:/s/MICHAEL J. VELOTTA
       ------------------                            ---------------------
       Brenda D. Sneed                               Michael J. Velotta
       Assistant Secretary and                       Vice President, Secretary
       Assistant General Counsel                     and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following Directors and Officers of Glenbrook Life and Annuity Company on the 27th day of April, 1999.

SIGNATURE                           TITLE
 */LOUIS G. LOWER, II               Chairman of the Board and Chief Executive Officer
 --------------------               (Principal Executive Office)
 Louis G. Lower, II

 /s/MICHAEL J. VELOTTA              Vice President, Secretary, General Counsel and Director
 ---------------------
 Michael J. Velotta

 */THOMAS J. WILSON                 Vice Chairman and Director
 --------------------
 Thomas J. Wilson, II

 */PETER H. HECKMAN                 President, Chief Operating Officer and Director
 ------------------
 Peter H. Heckman



 */JOHN R. HUNTER                   Assistant Vice President and Director
 ----------------
 John R. Hunter

 */Kevin R. SLAWIN                  Vice President and Director
 -----------------                  (Principal Financial Officer)
 Kevin R. Slawin

 */G. CRAIG WHITEHEAD               Senior Vice President and Director
 --------------------
 Craig Whitehead

 */KEITH A. HAUSCHILDT              Assistant Vice President and Controller
 ---------------------              (Principal Account Officer)
 Keith A. Hauschildt

  */ By Michael J. Velotta, pursuant to Power of Attorney, previously filed.

                                 EXHIBIT LIST

The following exhibits are filed herewith:

 Exhibit No.                    Description
 -------------                  --------------
2                              Opinion and Consent of General Counsel
6(b)                           Power of Attorney for Thomas J. Wilson,II
7(1)                           Consent of Freedman, Levy, Kroll & Simonds
7(2)                           Independent Auditors' Consent